UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2011

Date of reporting period: July 31, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Small Cap Growth Portfolio

July 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 13, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Fund”) for the annual reporting period ended July 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. The Fund invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. Normally, the Fund invests in about 95-125 companies.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended July 31, 2011.

The Fund outperformed its benchmark for both the six- and 12-month periods ended July 31, 2011, before sales charges. The Fund generated robust returns for both periods, as small-cap growth stocks rallied strongly fueled by a continued recovery in company earnings. For both periods, outperformance was primarily driven by stock selection.

For the 12-month period ended July 31, 2011, stock selection in the technology, healthcare and consumer/commercial services sectors was the largest contributor to outperformance. For the six-month period ended July 31, 2011, stock selection in the healthcare, consumer/commercial services and energy sectors was the largest contributor to relative performance. For both periods, the contribution from stock selection was broad-based with all sectors contributing positively to performance except financials. Sector allocations did not have a meaningful impact on relative returns in either period. The Fund’s small cash position did modestly detract from performance during both periods, especially given the exceptionally strong market gains.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

The Fund did not use leverage or derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

The recovery in global economic growth and steady improvement in corporate earnings continued to bolster investor risk tolerance until late in the reporting period, when worrisome macroeconomic news about rising commodity prices, supply-chain disruptions and the euro-area crisis gave rise to a retreat in investor confidence.

For most of the period, small-cap growth stocks were among the strongest performers, handily outpacing the performance for larger-cap companies as measured by the Standard & Poor’s 500 Index. However, within the small-cap growth universe, as measured by the benchmark, there was a marked difference in sector returns during the reporting period as investor anxiety and risk aversion rose.

During the first half of the 12-month reporting period ended July 31, 2011, when investor confidence about the economic and earnings recovery was highest, more economically-sensitive sectors such as technology and energy were the best performing. As macroeconomic concerns rose and investors reduced their risk appetites, more defensive sectors such as health care and consumer/commercial services led performance.

Reflecting the Small Cap Growth Investment Team’s (the “Team’s”) research-driven, bottom-up process, our sector allocations are a by-product of the Team’s stock selection process, and remained relatively moderate compared to the benchmark during the reporting period. Reflecting stock-specific decisions, at the end of the reporting period, the Fund was overweight to consumer/commercial services and technology, and underweight to financials and industrials compared to the benchmark.

Facing increased uncertainty about the economic outlook, the Team has slightly reduced the Fund’s concentration risk by reducing the weighting in the largest fifteen holdings. The Team harvested profits by selling some of the best performers, as well as those with deteriorating fundamentals. The Team used the proceeds to add opportunistically to other high-conviction holdings that it pulled back during the decline at the end of the reporting period, as well as fund new additions to the Fund.

The Team believes the companies held by the Fund continue to offer stronger prospective growth and positive earnings revisions, while trading at a modest valuation premium compared to the benchmark.

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000® Growth Index nor the unmanaged Standard & Poor’s (S&P®) 500 Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2000 small-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the Fund’s holdings rise and fall from day to day, so investments may lose value.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Capitalization Size Risk: Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio*
Class A	6.52%	41.05%

Class B**	6.07%	39.91%

Class C	6.11%	39.95%

Advisor Class†	6.62%	41.36%

Class R†	6.30%	40.75%

Class K†	6.49%	41.23%

Class I†	6.67%	41.67%

Russell 2000 Growth Index	4.92%	29.32%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2011 by 0.02% and 0.04%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/01 TO 7/31/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 7/31/01 to 7/31/11) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	41.05%	35.03%
5 Years	8.25%	7.32%
10 Years	5.26%	4.80%

Class B Shares
1 Year	39.91%	35.91%
5 Years	7.34%	7.34%
10 Years(a)	4.56%	4.56%

Class C Shares
1 Year	39.95%	38.95%
5 Years	7.42%	7.42%
10 Years	4.45%	4.45%

Advisor Class Shares†
1 Year	41.36%	41.36%
5 Years	8.55%	8.55%
10 Years	5.54%	5.54%

Class R Shares†
1 Year	40.75%	40.75%
5 Year	8.16%	8.16%
Since Inception*	7.14%	7.14%

Class K Shares†
1 Year	41.23%	41.23%
5 Year	8.46%	8.46%
Since Inception*	7.43%	7.43%

Class I Shares†
1 Year	41.67%	41.67%
5 Year	8.84%	8.84%
Since Inception*	7.82%	7.82%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.60%, 2.45%, 2.37%, 1.33%, 1.69%, 1.37% and 1.04% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	49.48%
5 Years	6.77%
10 Years	4.57%

Class B Shares
1 Year	50.82%
5 Years	6.80%
10 Years(a)	4.33%

Class C Shares
1 Year	53.93%
5 Years	6.88%
10 Years	4.21%

Advisor Class Shares†
1 Year	56.48%
5 Years	8.00%
10 Years	5.30%

Class R Shares†
1 Year	55.86%
5 Year	7.62%
Since Inception*	7.94%

Class K Shares†
1 Year	56.32%
5 Year	7.91%
Since Inception*	8.23%

Class I Shares†
1 Year	56.86%
5 Year	8.30%
Since Inception*	8.62%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2011		Ending Account Value July 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,065.20	$1,018.84	$6.14	$6.01
Class B	$1,000	$1,000	$1,060.70	$1,014.78	$10.32	$10.09
Class C	$1,000	$1,000	$1,061.10	$1,015.08	$10.02	$9.79
Advisor Class	$1,000	$1,000	$1,066.20	$1,020.23	$4.71	$4.61
Class R	$1,000	$1,000	$1,063.00	$1,017.06	$7.98	$7.80
Class K	$1,000	$1,000	$1,064.90	$1,018.60	$6.40	$6.26
Class I	$1,000	$1,000	$1,066.70	$1,020.23	$4.71	$4.61
*	Expenses are equal to the classes’ annualized expense ratios of 1.20%, 2.02%, 1.96%, 0.92%, 1.56%, 1.25% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

July 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $535.3

TEN LARGEST HOLDINGS**

July 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
SXC Health Solutions Corp.	$8,521,350	1.6%
Hexcel Corp.	8,166,652	1.5
RightNow Technologies, Inc.	8,014,388	1.5
Select Comfort Corp.	7,848,044	1.5
HMS Holdings Corp.	7,816,209	1.5
Aspen Technology, Inc.	7,816,061	1.4
CoStar Group, Inc.	7,715,247	1.4
Zumiez, Inc.	7,465,373	1.4
Kirby Corp.	7,404,716	1.4
DealerTrack Holdings, Inc.	7,383,000	1.4
	$78,151,040	14.6%

*	All data are as of July 31, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

July 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Information Technology – 22.8%
Communications Equipment – 3.5%
ADTRAN, Inc.	217,580	$7,199,722
Aruba Networks, Inc.(a)	210,886	4,839,834
Netgear, Inc.(a)	197,910	6,513,218

		18,552,774

Internet Software & Services – 3.7%
DealerTrack Holdings, Inc.(a)	318,370	7,383,000
OpenTable, Inc.(a)	61,940	4,389,068
RightNow Technologies, Inc.(a)	236,134	8,014,388

		19,786,456

IT Services – 0.3%
VeriFone Systems, Inc.(a)	47,002	1,850,469

Semiconductors & Semiconductor Equipment – 6.1%
Entegris, Inc.(a)	435,573	3,732,861
Fairchild Semiconductor International, Inc.(a)	355,396	5,334,494
Hittite Microwave Corp.(a)	60,170	3,368,918
International Rectifier Corp.(a)	181,080	4,651,945
Magnachip Semiconductor Corp.(a)	203,586	2,160,047
Mellanox Technologies Ltd.(a)	76,283	2,658,463
Netlogic Microsystems, Inc.(a)	167,349	5,781,908
Teradyne, Inc.(a)	350,030	4,721,905

		32,410,541

Software – 9.2%
Aspen Technology, Inc.(a)	504,262	7,816,061
Concur Technologies, Inc.(a)	69,620	3,163,533
Fortinet, Inc.(a)	110,724	2,249,912
Informatica Corp.(a)	74,260	3,796,914
MICROS Systems, Inc.(a)	109,180	5,346,544
QLIK Technologies, Inc.(a)	196,672	5,961,128
Radiant Systems, Inc.(a)	154,846	4,365,109
RealD, Inc.(a)	207,094	3,205,815
SuccessFactors, Inc.(a)	86,718	2,341,386
Taleo Corp.(a)	172,618	5,713,656
TIBCO Software, Inc.(a)	208,850	5,438,454

		49,398,512

		121,998,752

Industrials – 21.4%
Aerospace & Defense – 2.3%
Hexcel Corp.(a)	341,130	8,166,652
Keyw Holding Corp. (The)(a)	389,767	4,349,800

		12,516,452

Air Freight & Logistics – 0.9%
Atlas Air Worldwide Holdings, Inc.(a)	92,757	4,859,539

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.9%
Simpson Manufacturing Co., Inc.	176,020	$4,981,366

Commercial Services & Supplies – 1.2%
Interface, Inc.	387,880	6,213,838

Electrical Equipment – 1.7%
AMETEK, Inc.	128,030	5,441,275
Thermon Group Holdings, Inc.(a)	264,555	3,703,770

		9,145,045

Machinery – 6.5%
Actuant Corp. – Class A	237,520	5,869,119
IDEX Corp.	159,350	6,609,838
Lincoln Electric Holdings, Inc.	179,400	6,139,068
Middleby Corp.(a)	59,930	5,062,887
RBC Bearings, Inc.(a)	142,990	5,429,330
Valmont Industries, Inc.	59,600	5,802,060

		34,912,302

Marine – 1.4%
Kirby Corp.(a)	126,967	7,404,716

Professional Services – 3.6%
CoStar Group, Inc.(a)	131,301	7,715,247
RPX Corp.(a)	160,873	4,303,352
TrueBlue, Inc.(a)	475,082	7,130,981

		19,149,580

Road & Rail – 1.9%
Genesee & Wyoming, Inc. – Class A(a)	103,062	5,672,532
Knight Transportation, Inc.	278,547	4,384,330

		10,056,862

Trading Companies & Distributors – 1.0%
United Rentals, Inc.(a)	237,020	5,453,830

		114,693,530

Health Care – 20.6%
Biotechnology – 6.8%
Amarin Corp. PLC (ADR)(a)	302,280	4,092,871
Ardea Biosciences, Inc.(a)	78,041	1,826,159
Ariad Pharmaceuticals, Inc.(a)	244,190	2,903,419
Arqule, Inc.(a)	356,553	1,996,697
AVEO Pharmaceuticals, Inc.(a)	130,220	2,488,504
Cepheid, Inc.(a)	154,655	5,839,773
Human Genome Sciences, Inc.(a)	63,750	1,339,388
Incyte Corp. Ltd.(a)	134,890	2,352,482
InterMune, Inc.(a)	124,490	4,155,476
Ironwood Pharmaceuticals, Inc.(a)	125,950	1,882,953
NPS Pharmaceuticals, Inc.(a)	257,450	2,486,967
Pharmacyclics, Inc.(a)	134,230	1,679,217
Pharmasset, Inc.(a)	30,153	3,659,971

		36,703,877

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 4.1%
NxStage Medical, Inc.(a)	241,464	$4,442,938
Sirona Dental Systems, Inc.(a)	120,350	6,087,303
Volcano Corp.(a)	186,850	5,868,958
Zoll Medical Corp.(a)	76,760	5,347,102

		21,746,301

Health Care Providers & Services – 6.4%
Catalyst Health Solutions, Inc.(a)	67,400	4,416,722
Centene Corp.(a)	159,680	5,239,101
Healthspring, Inc.(a)	155,605	6,386,029
HMS Holdings Corp.(a)	103,389	7,816,209
IPC The Hospitalist Co., Inc.(a)	110,774	5,010,308
Vanguard Health Systems, Inc.(a)	316,777	5,492,913

		34,361,282

Health Care Technology – 1.6%
SXC Health Solutions Corp.(a)	134,981	8,521,350

Pharmaceuticals – 1.7%
Impax Laboratories, Inc.(a)	186,780	3,956,000
MAP Pharmaceuticals, Inc.(a)	129,170	1,984,051
Optimer Pharmaceuticals, Inc.(a)	300,108	3,175,143

		9,115,194

		110,448,004

Consumer Discretionary – 17.2%
Distributors – 1.0%
LKQ Corp.(a)	215,320	5,290,413

Diversified Consumer Services – 0.9%
K12, Inc.(a)	155,826	4,998,898

Hotels, Restaurants & Leisure – 4.7%
Gaylord Entertainment Co.(a)	144,890	4,251,073
Life Time Fitness, Inc.(a)	138,112	5,767,557
Orient-Express Hotels Ltd. – Class A(a)	528,150	5,223,403
Panera Bread Co. – Class A(a)	42,640	4,916,818
Texas Roadhouse, Inc. – Class A	291,938	4,822,816

		24,981,667

Household Durables – 1.6%
Skullcandy, Inc.(a)	123,274	2,376,723
Tempur-Pedic International, Inc.(a)	83,635	6,022,556

		8,399,279

Internet & Catalog Retail – 1.3%
Shutterfly, Inc.(a)	133,607	7,268,221

Media – 1.3%
National CineMedia, Inc.	337,780	4,975,500
Pandora Media, Inc.(a)	122,525	1,848,902

		6,824,402

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 6.4%
Dick’s Sporting Goods, Inc.(a)	143,890	$5,323,930
Select Comfort Corp.(a)	466,590	7,848,044
Tractor Supply Co.	101,745	6,707,030
Ulta Salon Cosmetics & Fragrance, Inc.(a)	107,540	6,778,246
Zumiez, Inc.(a)	280,970	7,465,373

		34,122,623

		91,885,503

Energy – 7.7%
Energy Equipment & Services – 3.5%
Complete Production Services, Inc.(a)	172,821	6,719,280
Dril-Quip, Inc.(a)	82,850	5,841,754
Oceaneering International, Inc.	138,460	5,981,472

		18,542,506

Oil, Gas & Consumable Fuels – 4.2%
Cabot Oil & Gas Corp.	97,760	7,242,061
Oasis Petroleum, Inc.(a)	152,798	4,513,653
Resolute Energy Corp.(a)	323,980	5,277,634
SM Energy Co.	76,366	5,754,178

		22,787,526

		41,330,032

Financials – 5.1%
Capital Markets – 3.1%
Affiliated Managers Group, Inc.(a)	56,030	5,845,610
Greenhill & Co., Inc.	52,830	2,326,633
KBW, Inc.	117,554	2,010,174
Stifel Financial Corp.(a)	161,493	6,130,274

		16,312,691

Commercial Banks – 2.0%
Iberiabank Corp.	96,585	4,922,937
Signature Bank(a)	98,139	5,805,903

		10,728,840

		27,041,531

Materials – 1.5%
Chemicals – 1.5%
PolyOne Corp.	122,895	1,904,873
Solutia, Inc.(a)	293,830	6,299,715

		8,204,588

Consumer Staples – 0.7%
Food & Staples Retailing – 0.7%
Chefs’ Warehouse Holdings, Inc.(a)	198,530	3,523,907

Total Common Stocks (cost $449,588,103)		519,125,847

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.06%(b) (cost $21,093,664)	21,093,664	$21,093,664

Total Investments – 100.9% (cost $470,681,767)		540,219,511
Other assets less liabilities – (0.9)%		(4,963,104)

Net Assets – 100.0%		$535,256,407

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $449,588,103)	$519,125,847
Affiliated issuers (cost $21,093,664)	21,093,664
Cash	16,087
Receivable for investment securities sold	7,913,643
Receivable for capital stock sold	3,337,626
Dividends receivable	19,413

Total assets	551,506,280

Liabilities
Payable for investment securities purchased	13,634,893
Payable for capital stock redeemed	1,847,866
Advisory fee payable	354,030
Distribution fee payable	88,937
Transfer Agent fee payable	55,815
Administrative fee payable	21,682
Accrued expenses	246,650

Total liabilities	16,249,873

Net Assets	$535,256,407

Composition of Net Assets
Capital stock, at par	$29,792
Additional paid-in capital	477,601,754
Accumulated net investment loss	(892,622)
Accumulated net realized loss on investment transactions	(11,020,261)
Net unrealized appreciation on investments	69,537,744

$535,256,407

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$227,339,504	6,356,218	$35.77	*

B	$8,998,605	314,177	$28.64

C	$20,106,957	697,494	$28.83

Advisor	$58,959,082	1,577,985	$37.36

R	$13,504,511	379,202	$35.61

K	$10,725,108	295,986	$36.24

I	$195,622,640	5,274,790	$37.09

*	The maximum offering price per share for Class A shares was $37.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2011

Investment Income
Dividends
Unaffiliated issuers	$1,556,522
Affiliated issuers	14,596	$1,571,118

Expenses
Advisory fee (see Note B)	4,087,039
Distribution fee—Class A	539,512
Distribution fee—Class B	103,573
Distribution fee—Class C	175,632
Distribution fee—Class R	50,149
Distribution fee—Class K	23,677
Transfer agency—Class A	570,445
Transfer agency—Class B	42,275
Transfer agency—Class C	56,322
Transfer agency—Advisor Class	79,503
Transfer agency—Class R	26,077
Transfer agency—Class K	18,941
Transfer agency—Class I	299,205
Custodian	173,880
Registration fees	168,876
Administrative	68,378
Legal	59,047
Audit	39,601
Directors’ fees	11,446
Miscellaneous	25,450

Total expenses		6,619,028

Net investment loss		(5,047,910)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		166,257,458
Net change in unrealized appreciation/depreciation of investments		(810,549)

Net gain on investment transactions		165,446,909

Net Increase in Net Assets from Operations		$160,398,999

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2011	Year Ended July 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,047,910)	$(4,318,093)
Net realized gain on investment transactions	166,257,458	57,051,182
Net change in unrealized appreciation/depreciation of investments	(810,549)	17,973,579

Net increase in net assets from operations	160,398,999	70,706,668
Capital Stock Transactions
Net decrease	(20,983,227)	(34,103,096)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	1,803	1,393,656

Total increase	139,417,575	37,997,228
Net Assets
Beginning of period	395,838,832	357,841,604

End of period (including accumulated net investment loss of ($892,622) and $0, respectively)	$535,256,407	$395,838,832

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), is a Maryland corporation. The Company operates as a series company currently comprised of six portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio and AllianceBernstein International Focus 40 Portfolio (the “Portfolios”), each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global commenced operations on August 3, 2010. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small Cap Growth Portfolio (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued using the Adviser’s pricing models which utilize pricing-related information from external sources. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2011:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$519,125,847		$	– 0	–	$	– 0	–	$519,125,847
Short-Term Investments	21,093,664			– 0	–		– 0	–	21,093,664

Total Investments in Securities	540,219,511			– 0	–		– 0	–	540,219,511
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total	$540,219,511		$	– 0	–	$	– 0	–	$540,219,511

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

During the period, under the terms of the Advisory Agreement, the Fund paid the Adviser a quarterly advisory fee equal to  1/4 of .75% of the first $2.5 billion,  1/4 of .65% of the excess over $2.5 billion up to $5 billion and  1/4 of .60% of the excess over $5 billion as a percentage of the Fund’s net assets at the end of the preceding quarter. The fee was accrued daily and paid quarterly. On December 16, 2010, shareholders of the Fund approved an amendment to the Fund’s Advisory Agreement to provide that the advisory fee rate will be calculated as a percentage of average daily net assets. Accordingly, effective February 1, 2011, the Fund paid the Adviser an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2011, such fee amounted to $68,378.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $453,251 for the year ended July 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Distributor has advised the Fund that it has retained front-end sales charges of $7,196 from the sale of Class A shares and received $3,837, $5,727 and $2,319 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2011 is as follows:

Market Value July 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2011 (000)	Dividend Income (000)
$ 5,584	$264,542	$249,032	$21,094	$15

Brokerage commissions paid on investment transactions for the year ended July 31, 2011 amounted to $1,010,126, of which $3,894 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .27% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,364,784, $2,389,841, $143,091, and $53,617 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$550,748,878		$589,251,984
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$475,401,496

Gross unrealized appreciation	$86,322,283
Gross unrealized depreciation	(21,504,268)

Net unrealized appreciation	$64,818,015

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the year ended July 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2011	Year Ended July 31, 2010

Class A
Shares sold	1,841,199	765,330	$64,213,469	$19,057,019

Shares converted from Class B	83,098	123,259	2,770,832	2,960,966

Shares redeemed	(1,599,136)	(1,786,961)	(52,722,656)	(43,672,887)

Net increase (decrease)	325,161	(898,372)	$14,261,645	$(21,654,902)

Class B
Shares sold	33,805	39,434	$902,265	$775,470

Shares converted to Class A	(103,389)	(152,071)	(2,770,832)	(2,960,966)

Shares redeemed	(83,557)	(146,824)	(2,213,880)	(2,865,942)

Net decrease	(153,141)	(259,461)	$(4,082,447)	$(5,051,438)

Class C
Shares sold	169,873	66,886	$4,839,509	$1,329,365

Shares redeemed	(136,396)	(170,681)	(3,613,660)	(3,384,227)

Net increase (decrease)	33,477	(103,795)	$1,225,849	$(2,054,862)

Advisor Class
Shares sold	1,221,109	308,952	$45,609,160	$7,561,152

Shares redeemed	(326,797)	(467,233)	(11,920,281)	(11,952,772)

Net increase (decrease)	894,312	(158,281)	$33,688,879	$(4,391,620)

Class R
Shares sold	261,207	192,913	$9,031,478	$4,562,473

Shares redeemed	(152,565)	(62,911)	(5,067,179)	(1,506,608)

Net increase	108,642	130,002	$3,964,299	$3,055,865

Class K
Shares sold	164,309	79,658	$5,793,861	$1,952,709

Shares redeemed	(135,590)	(62,572)	(4,577,604)	(1,501,686)

Net increase	28,719	17,086	$1,216,257	$451,023

Class I
Shares sold	2,858,873	2,275,840	$98,613,831	$57,124,179

Shares redeemed	(4,761,311)	(2,466,675)	(169,871,540)	(61,581,341)

Net decrease	(1,902,438)	(190,835)	$(71,257,709)	$(4,457,162)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

For the years ended July 31, 2011 and July 31, 2010, the Fund received $1,803 and $1,393,656, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2011.

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

NOTE H

Components of Accumulated Earnings (Deficit)

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(7,193,153	)(a)
Unrealized appreciation/(depreciation)	64,818,015	(b)

Total accumulated earnings/(deficit)	$57,624,862

(a)

On July 31, 2011, the Fund had a net capital loss carryforward of $7,193,153 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended July 31, 2011, the Fund utilized $158,908,842 of its capital loss carryforwards to offset current year net realized capital gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies (PFICs).

During the current fiscal year, permanent differences primarily due to a net operating loss and the tax treatment of Passive Foreign Investment Companies (PFICs) resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment transactions, and a net decrease to additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 25.36	$ 21.08	$ 26.69	$ 29.55	$ 24.06

Income From Investment Operations
Net investment loss(a)	(.37)	(.31)	(.24)	(.31)	(.32)
Net realized and unrealized gain (loss) on investment transactions	10.78	4.59	(5.37)	(2.55)	5.81
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	10.41	4.28	(5.61)	(2.86)	5.49

Net asset value, end of period	$ 35.77	$ 25.36	$ 21.08	$ 26.69	$ 29.55

Total Return
Total investment return based on net asset value(c)	41.05	%*	20.30	%*	(21.02	)%*	(9.68	)%*	22.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$227,339	$152,958	$146,038	$205,802	$241,424
Ratio to average net assets of:
Expenses	1.43%	1.60	%(d)	1.62%	1.58	%(e)	1.56	%(e)
Net investment loss	(1.13)%	(1.30	)%(d)	(1.28)%	(1.07)%	(1.17)%
Portfolio turnover rate	107%	93%	108%	100%	72%

See footnote summary on page 35.

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 20.47	$ 17.16	$ 21.92	$ 24.48	$ 20.10

Income From Investment Operations
Net investment loss(a)	(.52)	(.42)	(.34)	(.44)	(.45)
Net realized and unrealized gain (loss) on investment transactions	8.69	3.73	(4.42)	(2.12)	4.83
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	8.17	3.31	(4.76)	(2.56)	4.38

Net asset value, end of period	$ 28.64	$ 20.47	$ 17.16	$ 21.92	$ 24.48

Total Return
Total investment return based on net asset value(c)	39.91	%*	19.29	%*	(21.72	)%*	(10.46	)%*	21.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,999	$9,568	$12,471	$23,869	$41,240
Ratio to average net assets of:
Expenses	2.29%	2.45	%(d)	2.51%	2.40	%(e)	2.39	%(e)
Net investment loss	(1.99)%	(2.16	)%(d)	(2.16)%	(1.87)%	(2.01)%
Portfolio turnover rate	107%	93%	108%	100%	72%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 20.60	$ 17.25	$ 22.02	$ 24.56	$ 20.16

Income From Investment Operations
Net investment loss(a)	(.51)	(.41)	(.33)	(.43)	(.44)
Net realized and unrealized gain (loss) on investment transactions	8.74	3.76	(4.44)	(2.11)	4.84
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	8.23	3.35	(4.77)	(2.54)	4.40

Net asset value, end of period	$ 28.83	$ 20.60	$ 17.25	$ 22.02	$ 24.56

Total Return
Total investment return based on net asset value(c)	39.95	%*	19.42	%*	(21.66	)%*	(10.34	)%*	21.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,107	$13,677	$13,246	$19,840	$26,790
Ratio to average net assets of:
Expenses	2.19%	2.37	%(d)	2.41%	2.34	%(e)	2.32	%(e)
Net investment loss	(1.90)%	(2.08	)%(d)	(2.07)%	(1.83)%	(1.94)%
Portfolio turnover rate	107%	93%	108%	100%	72%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 26.43	$ 21.90	$ 27.65	$ 30.52	$ 24.79

Income From Investment Operations
Net investment loss(a)	(.28)	(.26)	(.20)	(.24)	(.26)
Net realized and unrealized gain (loss) on investment transactions	11.21	4.79	(5.55)	(2.63)	5.99
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	10.93	4.53	(5.75)	(2.87)	5.73

Net asset value, end of period	$ 37.36	$ 26.43	$ 21.90	$ 27.65	$ 30.52

Total Return
Total investment return based on net asset value(c)	41.36	%*	20.68	%*	(20.80	)%*	(9.40	)%*	23.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,959	$18,067	$18,439	$26,423	$26,387
Ratio to average net assets of:
Expenses	1.10%	1.33	%(d)	1.35%	1.31	%(e)	1.29	%(e)
Net investment loss	(.81)%	(1.03	)%(d)	(1.00)%	(.81)%	(.90)%
Portfolio turnover rate	107%	93%	108%	100%	72%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 25.30	$ 21.04	$ 26.66	$ 29.52	$ 24.06

Income From Investment Operations
Net investment loss(a)	(.44)	(.34)	(.25)	(.33)	(.35)
Net realized and unrealized gain (loss) on investment transactions	10.75	4.60	(5.37)	(2.53)	5.81
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	10.31	4.26	(5.62)	(2.86)	5.46

Net asset value, end of period	$ 35.61	$ 25.30	$ 21.04	$ 26.66	$ 29.52

Total Return
Total investment return based on net asset value(c)	40.75	%*	20.25	%*	(21.08	)%*	(9.69	)%*	22.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,504	$6,845	$2,957	$2,197	$1,085
Ratio to average net assets of:
Expenses	1.63%	1.69	%(d)	1.70%	1.64%	1.64	%(e)
Net investment loss	(1.33)%	(1.39	)%(d)	(1.35)%	(1.19)%	(1.24)%
Portfolio turnover rate	107%	93%	108%	100%	72%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 25.66	$ 21.27	$ 26.88	$ 29.70	$ 24.15

Income From Investment Operations
Net investment loss(a)	(.35)	(.26)	(.21)	(.26)	(.23)
Net realized and unrealized gain (loss) on investment transactions	10.93	4.65	(5.40)	(2.56)	5.78
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	10.58	4.39	(5.61)	(2.82)	5.55

Net asset value, end of period	$ 36.24	$ 25.66	$ 21.27	$ 26.88	$ 29.70

Total Return
Total investment return based on net asset value(c)	41.23	%*	20.64	%*	(20.87	)%*	(9.50	)%*	22.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,725	$6,858	$5,323	$3,199	$1,365
Ratio to average net assets of:
Expenses	1.32%	1.37	%(d)	1.44%	1.40%	1.31	%(e)
Net investment loss	(1.03)%	(1.07	)%(d)	(1.10)%	(.93)%	(.88)%
Portfolio turnover rate	107%	93%	108%	100%	72%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 26.18	$ 21.63	$ 27.24	$ 29.98	$ 24.28

Income From Investment Operations
Net investment loss(a)	(.24)	(.18)	(.15)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	11.15	4.73	(5.46)	(2.59)	5.85
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	10.91	4.55	(5.61)	(2.74)	5.70

Net asset value, end of period	$ 37.09	$ 26.18	$ 21.63	$ 27.24	$ 29.98

Total Return
Total investment return based on net asset value(c)	41.67	%*	21.04	%*	(20.59	)%*	(9.14	)%*	23.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$195,623	$187,866	$159,368	$79,587	$42,441
Ratio to average net assets of:
Expenses	1.00%	1.04	%(d)	1.12%	1.01%	.95	%(e)
Net investment loss	(.70)%	(.74	)%(d)	(.78)%	(.50)%	(.56)%
Portfolio turnover rate	107%	93%	108%	100%	72%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008		2007
Class A	1.57%		1.53%
Class B	2.39%		2.36%
Class C	2.33%		2.29%
Advisor Class	1.30%		1.26%
Class R	– 0	–	1.60%
Class K	– 0	–	1.28%
Class I	– 0	–	.92%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.04%, 0.12%, 0.13% and 0.04%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

AllianceBernstein Cap Fund, Inc.

and Shareholders of AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small Cap Growth Portfolio (one of the portfolios comprising AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio of AllianceBernstein Cap Fund, Inc. at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2011

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Senior Vice President

N. Kumar Kirpalani(2) , Vice President

Samantha S. Lau(2) , Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund’s Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 79 (1992) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 69 (1994)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	100	None

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	100	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Bruce K. Aronow 45	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

N. Kumar Kirpalani 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Samantha S. Lau 38	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Wen-Tse Tseng 45	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011. The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio although the initial rates in the institutional fee schedule were higher, and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate similar to that in the Portfolio’s Advisory Agreement (including the impact of the expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information indicating that the fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	49

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The Directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the average account size of the Portfolio was materially smaller than the size of the average account of the funds in its Expense Group, and that this adversely affects the Portfolio’s expense ratio as compared to that of many competitors because transfer agency fees are determined on an account by account basis. The directors also noted that the Portfolio’s Class A 12b-1 fee, which is included in the total expense ratio, after giving effect to a partial waiver by the principal underwriter, is 2 basis points higher than that of the Expense Group median. The directors noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

50	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	51

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$612.9	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,266 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios as of the Portfolio’s most recent semi-annual period:5

Portfolio	Total Expense Ratio[6] (as of 01/31/11)		Fiscal Year End
Small Cap Growth Portfolio	Advisor	1.45%	July 31
	Class A	1.72%
	Class B	2.56%
	Class C	2.49%
	Class R	1.73%
	Class K	1.43%
	Class I	1.09%

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s net assets at quarter end and is paid on a quarterly basis.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

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I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	53

advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:8

Portfolio	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$612.9	Small Cap Growth 100 bp on 1st $50 million 85 bp on next $50 million 75 bp on the balance Minimum account size: $25m	0.779%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio[10]	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	The advisory fee of AVPS Small Cap Growth Portfolio is paid on a monthly basis and is based on the AVPS Portfolio’s average daily net assets, in contrast to the Portfolio, whose fee is based on the Portfolio’s net assets at the end of each quarter end and is paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

54	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2011 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Client #1	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual

11	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	55

management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Small Cap Growth Portfolio	0.750	0.850	4/18

Lipper also compared the Portfolio’s total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).15 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.609	1.459	15/18	1.407	56/73

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee rate does not reflect any expense reimbursement payments made by a Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

56	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $3,438, $725,878 and $12,666 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	57

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $486,437 in fees from the Portfolio.17

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, there were no fees paid by the Portfolio to ABIS under the offset agreement between the Portfolio and ABIS.

58	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	59

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2011.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.53	37.26	36.43	1/18	3/84
3 year	11.20	8.87	7.26	7/18	12/76
5 year	5.62	4.62	3.93	7/18	18/70
10 year	5.75	5.67	5.40	7/15	16/45

21	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by Lipper. Lipper maintains its own database for the performance of the Portfolio. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns.

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

60	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	46.52	11.20	5.62	5.75	9.85	22.87	0.26	10
Russell 2000 Growth Index	36.33	7.13	4.56	5.04	N/A	22.66	0.23	10
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

62	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	63

NOTES

64	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	65

NOTES

66	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCG-0151-0711

ANNUAL REPORT

AllianceBernstein Market Neutral Strategies

Market Neutral Strategy—U.S.

Market Neutral Strategy—Global

July 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 21, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Market Neutral Strategy—U.S. and Market Neutral Strategy—Global (each a “Strategy,” and collectively, the “Strategies”), for the annual reporting period ended July 31, 2011. The Strategies commenced operations on August 3, 2010.

AllianceBernstein Market Neutral Strategy – U.S.

AllianceBernstein Market Neutral Strategy – Global

Investment Objective and Policies

The Strategies’ investment objective is to seek long-term growth of capital independent of stock market direction.

The U.S. Strategy seeks to limit market risk by balancing “long” and “short” positions. To do this, the Strategy will buy, or take long positions in, equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate.

The Global Strategy seeks to limit global equity market risk by balancing “long” and “short” positions. To do this, the Strategy will buy, or take long positions in, equity securities of U.S. and non U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds, or ETFs, that invest primarily in equity securities. The Strategies will be highly diversified and may invest across different industries, sectors and regions. While the Strategies will not target issuers of a particular size, most issuers will have larger capitalizations.

Under normal circumstances, the Global Strategy invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Strategy invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Global Strategy expects to allocate its investments among eight geographic “sleeves,” with the size of the allocation depending upon the Adviser’s assessment of relative risks and returns. The sleeves are: the U.S.; Canada; Japan; Asia (other than Japan); the United Kingdom; Europe (other than the United Kingdom); Oceania (Australia and New Zealand); and the emerging markets. The Global Strategy intends to maintain approximately equal dollar exposures in long and short positions within each sleeve under normal circumstances.

The Strategies may utilize derivatives, such as options, futures, forwards, or swap agreements to a significant extent. Derivatives may provide a more efficient and economical exposure to equity markets than direct investments as well as a less expensive alternative to short selling. The

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	1

Strategies may also use borrowings or other leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategies’ risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Global Strategy’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Global Strategy may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Strategies expect to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategies’ performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The tables on pages 6 and 9 show the Strategies’ performance compared to their benchmark, the Bank of America (BofA) Merrill Lynch (ML) 3-Month U.S. Treasury Bill (T-Bill) Index, and the Lipper Equity Market Neutral Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The U.S. Strategy outperformed both its benchmark and Lipper Average before sales charges, for the six-month period ended July 31, 2011. For the period since inception (August 3, 2010) through July 31, 2011, the Strategy’s Class A shares again outperformed the benchmark but underperformed the Lipper Average, before sales charges.

The U.S. Strategy deploys three strategies in its attempt to meet its performance objectives: macro, quantitative, and fundamental. During both the six-month period and the period since inception ended July 31, 2011, quantitative tools generated the highest returns, macro tools contributed significant positive performance, while fundamental approaches detracted modestly. The difference between the favorable six-month

2	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

performance and weaker performance since inception was heavily influenced by the underperformance during December 2010. During this month, the U.S. Strategy was not positioned for the surge in the stocks with very high valuation multiples, given the Market Neutral Investment Team’s (the “Team’s”) emphasis on valuation. This caused the U.S. Strategy’s short positions to underperform and adversely affect overall performance.

The U.S. Strategy deployed derivatives, such as variance swaps and put and call options. The purpose of these instruments is to manage risk and generate additional income, and this benefited performance during both the six-month period and period since inception through July 31, 2011. The U.S. Strategy, by design, is leveraged 2:1 by having short positions that are roughly similar in size to the long investments. The primary benefit of the leverage is to reduce the exposure to the overall market. The Strategy has achieved that objective with overall volatility significantly below that of the overall market, as measured by the Standard & Poor’s (S&P®) 500 Stock Index, which includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market.

The Global Strategy outperformed both its benchmark and Lipper Average before sales charges, for both the six-month period and the period since inception (August 3, 2010) ended July 31, 2011, before sales charges.

The Global Strategy deploys three strategies in its attempt to meet its performance objectives: macro, quantitative, and fundamental. During both the six-month period and period since inception ended July 31, 2011, quantitative tools generated the highest returns, macro contributed significant positive performance, while fundamental approaches detracted modestly.

The Global Strategy deployed derivatives, such as variance swaps, futures and put and call options. The purpose of these instruments is to manage risk, generate additional income, and reduce the shorting costs in regions of the world where single name shorting is not practical. These positions benefited performance during both the six-month period and period since inception through July 31, 2011. The Global Strategy, by design, is leveraged 2:1 by having short positions that are roughly similar in size to the long investments. The primary benefit of this leverage is to reduce the exposure to the overall market. The Strategy has achieved that objective with overall volatility significantly below that of the overall market, as measured by the Morgan Stanley Capital International (MSCI) World Index (free float-adjusted market capitalization weighted) which represents the equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	3

products. This report is not approved, reviewed or produced by MSCI.

Favorable returns by both Strategies were a result of a tilt toward companies with high profitability, positive momentum, and attractive valuation on the basis of current cash flows. These exposures offset the modestly negative returns from deep value strategies. The Strategies also benefited from defensive industry tilts, with overweights in healthcare services, and underweights in industrial cyclicals.

Market Review and Investment Strategy

The six-month period ended July 31, 2011 was a time of deteriorating economic environment and substantial rise in investors’ risk aversion. While fiscal and monetary policies appeared to have a favorable effect on U.S. economic growth, they have, thus far, failed to generate sufficient job growth. Slower growth in emerging markets and bank credit worries in

Europe have further depressed the economic outlook and led to a recent selloff in riskier, economically-sensitive stocks. The current situation is exceedingly complex. While there is plenty of liquidity in the market, credit growth is weak and businesses appear to be delaying hiring and expansion decisions. Furthermore, the difficult-to-predict political and policy decisions are having an unusually high impact on asset pricing. On the positive side, the Team believes that the caution and underinvestment by corporations that occurred following the financial crisis of 2008 cannot persist indefinitely. Corporations have unusually high amounts of cash on their balance sheets, which should be either invested to stimulate economic growth or returned to shareholders in the form of dividends or buybacks. Amid this uncertainty, the Team remains somewhat defensive in the Strategies’ positioning, but will use market volatility to opportunistically add to high-quality cyclical companies.

4	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged BofA ML 3-Month U.S. T-Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month U.S. T-Bill Index measures the performance of Treasury securities maturing in 90 days. The funds in the Lipper Average have generally similar investment objectives to the Strategies, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Strategies’ assets will fluctuate as the equity markets fluctuate. The value of the Strategies’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategies’ from selling out of these securities at an advantageous price.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Short Sale Risk: The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategies will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategies). In contrast, the risk of loss from a long position is limited to the Strategies’ investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategies will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

Foreign (Non-U.S.) Risk: (Global Strategy only) Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

These risks are fully discussed in the Strategies’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	5

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2011	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Market Neutral Strategy – U.S.
Class A	4.57%	0.70%

Class C	4.38%	0.10%

Advisor Class†	4.77%	1.00%

Class R†	4.58%	0.50%

Class K†	4.67%	0.80%

Class I†	4.77%	1.00%

BofA ML 3-Month U.S. T-Bill Index	0.07%	0.13%

Lipper Equity Market Neutral Average	1.56%	2.74%

*     Inception date: 8/03/2010.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/3/10* TO 7/31/11

*	Since inception of the Strategy’s Class A shares on 8/03/2010.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Market Neutral Strategy – U.S. Class A shares (from 8/3/10* to 7/31/11) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
6 Months	4.57%	0.10%
Since Inception*	0.70%	-3.54%

Class C Shares
6 Months	4.38%	3.38%
Since Inception*	0.10%	-0.90%

Advisor Class Shares**
6 Months	4.77%	4.77%
Since Inception*	1.00%	1.00%

Class R Shares**
6 Months	4.58%	4.58%
Since Inception*	0.50%	0.50%

Class K Shares**
6 Months	4.67%	4.67%
Since Inception*	0.80%	0.80%

Class I Shares**
6 Months	4.77%	4.77%
Since Inception*	1.00%	1.00%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.33%, 3.05%, 2.03%, 2.68%, 2.37%, and 2.04% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50%, and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 8/03/2010.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	7

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
6 Months	-1.68%
Since Inception*	-4.89%

Class C Shares
6 Months	1.49%
Since Inception*	-2.19%

Advisor Class Shares**
6 Months	3.00%
Since Inception*	-0.30%

Class R Shares**
6 Months	2.69%
Since Inception*	-0.80%

Class K Shares**
6 Months	2.90%
Since Inception*	-0.50%

Class I Shares**
6 Months	3.00%
Since Inception*	-0.30%

*	Inception date: 8/03/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2011	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Market Neutral Strategy – Global
Class A	3.15%	4.70%

Class C	2.77%	3.90%

Advisor Class†	3.35%	5.00%

Class R†	3.06%	4.50%

Class K†	3.25%	4.80%

Class I†	3.35%	5.00%

BofA ML 3-Month U.S. T-Bill Index	0.07%	0.13%

Lipper Equity Market Neutral Average	1.56%	2.74%

*     Inception date: 8/03/2010.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/03/10* TO 7/31/11

*	Since inception of the Strategy’s Class A shares on 8/03/2010.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Market Neutral Strategy – Global Class A shares (from 8/3/10* to 7/31/11) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	9

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
6 Months	3.15%	-1.23%
Since Inception*	4.70%	0.29%

Class C Shares
6 Months	2.77%	1.77%
Since Inception*	3.90%	2.90%

Advisor Class Shares**
6 Months	3.35%	3.35%
Since Inception*	5.00%	5.00%

Class R Shares**
6 Months	3.06%	3.06%
Since Inception*	4.50%	4.50%

Class K Shares**
6 Months	3.25%	3.25%
Since Inception*	4.80%	4.80%

Class I Shares**
6 Months	3.35%	3.35%
Since Inception*	5.00%	5.00%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.39%, 3.11%, 2.09%, 2.72%, 2.41%, and 2.08% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 8/03/2010.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
6 Months	-2.90%
Since Inception*	-0.67%

Class C Shares
6 Months	-0.02%
Since Inception*	2.00%

Advisor Class Shares**
6 Months	1.56%
Since Inception*	4.00%

Class R Shares**
6 Months	1.27%
Since Inception*	3.50%

Class K Shares**
6 Months	1.37%
Since Inception*	3.70%

Class I Shares**
6 Months	1.46%
Since Inception*	3.90%

*	Inception date: 8/03/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Historical Performance disclosures on page 5.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	11

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alliance Bernstein Market Neutral Strategy – U.S.

	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period*
Class A
Actual	$1,000	$1,045.70	$14.41
Hypothetical (5% return before expenses)	$1,000	$1,010.71	$14.16
Class C
Actual	$1,000	$1,043.80	$17.89
Hypothetical (5% return before expenses)	$1,000	$1,007.29	$17.57
Advisor Class
Actual	$1,000	$1,048.80	$12.85
Hypothetical (5% return before expenses)	$1,000	$1,012.25	$12.62
Class R
Actual	$1,000	$1,046.80	$15.43
Hypothetical (5% return before expenses)	$1,000	$1,009.72	$15.15
Class K
Actual	$1,000	$1,046.70	$14.16
Hypothetical (5% return before expenses)	$1,000	$1,010.96	$13.91

12	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period*
Class I
Actual	$1,000	$1,048.80	$12.90
Hypothetical (5% return before expenses)	$1,000	$1,012.20	$12.67

AllianceBernstein Market Neutral Strategy – Global

	Beginning Account Value February 1, 2011	Ending Account Value July 31, 2011	Expenses Paid During Period*
Class A
Actual	$1,000	$1,031.50	$23.57
Hypothetical (5% return before expenses)	$1,000	$1,001.59	$23.23
Class C
Actual	$1,000	$1,027.70	$27.30
Hypothetical (5% return before expenses)	$1,000	$997.87	$26.90
Advisor Class
Actual	$1,000	$1,033.50	$21.48
Hypothetical (5% return before expenses)	$1,000	$1,003.67	$21.16
Class R
Actual	$1,000	$1,030.60	$24.62
Hypothetical (5% return before expenses)	$1,000	$1,000.55	$24.26
Class K
Actual	$1,000	$1,032.50	$23.43
Hypothetical (5% return before expenses)	$1,000	$1,001.74	$23.08
Class I
Actual	$1,000	$1,033.50	$22.18
Hypothetical (5% return before expenses)	$1,000	$1,002.98	$21.85
*	Actual and Hypothetical expenses are equal to the classes’ annualized expense ratios, shown on the table below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Class A	2.84%	4.68%
Class C	3.53%	5.43%
Advisor Class	2.53%	4.26%
Class R	3.04%	4.89%
Class K	2.79%	4.65%
Class I	2.54%	4.40%

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	13

Fund Expenses

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO SUMMARY

July 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2.1

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	15.4%	-14.1%
Consumer Staples	11.4	-9.8
Energy	9.0	-6.4
Financials	9.8	-10.3
Health Care	10.6	-7.9
Industrials	13.3	-15.6
Information Technology	13.1	-13.0
Materials	6.3	-7.8
Telecommunication Services	1.1	-1.2
Utilities	6.0	-3.2

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

Philip Morris International, Inc.	2.4%	Pitney Bowes, Inc.	-1.5%
Colgate-Palmolive Co.	2.0	Berkshire Hathaway, Inc	-1.4
Accenture PLC	2.0	Dun & Bradstreet Corp.	-1.4
Washington Post Co. (The)	1.9	Kraft Foods	-1.3
Apple, Inc.	1.9	Crown Holdings	-1.3
Eli Lilly & Co.	1.9	Republic Services, Inc	-1.3
Nicor, Inc.	1.9	PepsiCo, Inc/NC	-1.2
ConocoPhillips	1.7	FLIR Systems, Inc	-1.2
Hershey Co. (The)	1.6	Microsoft Corp.	-1.2
WellPoint, Inc.	1.6	Thomas Reuters Corp.	-1.2

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

14	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Portfolio Summary

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO SUMMARY

July 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2.3

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	14.3%	-13.4%
Consumer Staples	6.0	-5.6
Energy	7.8	-2.9
Financials	15.1	-8.6
Funds and Investment Trusts	0.4	-5.2
Health Care	6.4	-4.9
Industrials	18.8	-18.1
Information Technology	7.0	-4.7
Materials	7.4	-6.9
Telecommunication Services	2.7	-0.6
Utilities	2.4	-2.2

NET COUNTRY EXPOSURE (TOP THREE)*
Long		Short

China	5.6%	Denmark	-0.8%
Hong Kong	4.1	Belgium	-0.6
Singapore	2.5	Austria	-0.6

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

Computacenter PLC	1.0%	iShares S&P/TSX 60 Index Fund	-5.2%
Qualcomm, Inc.	0.9	Keikyu Corp.	-1.0
Shin-Etsu Chemical Co., Ltd.	0.9	Sumco Corp.	-0.8
AstraZeneca PLC	0.8	Chugai Pharmaceutical Co., Ltd.	-0.8
Fanuc Corp.	0.8	Debenhams PLC	-0.7
Joy Global, Inc.	0.8	Becton Dickinson and Co.	-0.7
Alpine Electronics, Inc.	0.8	Honda Motor Co., Ltd.	-0.7
Ferrexpo PLC	0.8	Wal-Mart Stores, Inc.	-0.7
Bank of Nova Scotia	0.7	Moshi Moshi Hotline, Inc.	-0.7
United Overseas Bank Ltd.	0.7	Taiyo Nippon Sanso Corp.	-0.7

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	15

Portfolio Summary

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO OF INVESTMENTS

July 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Consumer Discretionary – 15.4%
Automobiles – 1.2%
Ford Motor Co.(a)	2,000	$24,420

Hotels, Restaurants & Leisure – 4.4%
Brinker International, Inc.	600	14,412
Panera Bread Co. – Class A(a)	100	11,531
Starbucks Corp.(b)	700	28,063
Wynn Resorts Ltd.	100	15,368
Yum! Brands, Inc.	400	21,128

		90,502

Household Durables – 0.8%
Garmin Ltd.(b)	500	16,315

Leisure Equipment & Products – 0.6%
Polaris Industries, Inc.(b)	100	11,855

Media – 4.3%
DIRECTV(a)(b)	400	20,272
Liberty Media Corp. – Capital(a)	200	15,962
Virgin Media, Inc.	500	13,230
Washington Post Co. (The) – Class B	100	40,230

		89,694

Specialty Retail – 2.9%
AutoZone, Inc.(a)	100	28,545
Ross Stores, Inc.(b)	200	15,154
TJX Cos., Inc.(b)	300	16,590

		60,289

Textiles, Apparel & Luxury Goods – 1.2%
Coach, Inc.(b)	400	25,824

		318,899

Industrials – 13.3%
Aerospace & Defense – 3.7%
Lockheed Martin Corp.	400	30,292
Northrop Grumman Corp.	500	30,255
United Technologies Corp.	200	16,568

		77,115

Airlines – 0.6%
Alaska Air Group, Inc.(a)(b)	200	12,224

Building Products – 0.6%
Armstrong World Industries, Inc.(b)	300	11,850

Construction & Engineering – 2.0%
Fluor Corp.	300	19,059
KBR, Inc.	600	21,390

		40,449

16	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.9%
General Electric Co.(b)	1,100	$19,701

Machinery – 2.9%
Joy Global, Inc.	200	18,784
PACCAR, Inc.	300	12,843
Pall Corp.(b)	300	14,874
Timken Co.(b)	300	13,101

		59,602

Road & Rail – 2.6%
CSX Corp.(b)	900	22,113
Norfolk Southern Corp.(b)	200	15,140
Ryder System, Inc.(b)	300	16,896

		54,149

		275,090

Information Technology – 13.1%
Communications Equipment – 1.1%
Qualcomm, Inc.(b)	400	21,912

Computers & Peripherals – 1.9%
Apple, Inc.(a)	100	39,048

Electronic Equipment, Instruments & Components – 1.2%
FLIR Systems, Inc.	200	5,492
Tech Data Corp.(a)	400	18,668

		24,160

Internet Software & Services – 0.4%
VeriSign, Inc.(b)	300	9,363

IT Services – 4.4%
Accenture PLC(b)	700	41,398
Alliance Data Systems Corp.(a)(b)	200	19,668
Global Payments, Inc.	300	14,223
Visa, Inc. – Class A	200	17,108

		92,397

Semiconductors & Semiconductor Equipment – 1.3%
Linear Technology Corp.(b)	900	26,370

Software – 2.8%
Activision Blizzard, Inc.	1,400	16,576
Cadence Design Systems, Inc.(a)(b)	2,200	22,726
Symantec Corp.(a)	1,000	19,060

		58,362

		271,612

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	17

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.4%
Beverages – 2.0%
Coca-Cola Enterprises, Inc.	900	$25,299
Hansen Natural Corp.(a)	200	15,324

		40,623

Food & Staples Retailing – 1.1%
Kroger Co. (The)	900	22,383

Food Products – 3.9%
Bunge Ltd.	300	20,643
Hershey Co. (The)(b)	600	33,864
Sara Lee Corp.	1,400	26,754

		81,261

Household Products – 2.0%
Colgate-Palmolive Co.(b)	500	42,190

Tobacco – 2.4%
Philip Morris International, Inc.(b)	700	49,819

		236,276

Health Care – 10.6%
Biotechnology – 1.1%
Amgen, Inc.(a)(b)	400	21,880

Health Care Equipment & Supplies – 0.7%
Covidien PLC	300	15,237

Health Care Providers & Services – 5.4%
Cardinal Health, Inc.(b)	300	13,128
Express Scripts, Inc. – Class A(a)	200	10,852
Health Net, Inc.(a)	900	25,308
Humana, Inc.(b)	400	29,832
WellPoint, Inc.	500	33,775

		112,895

Pharmaceuticals – 3.4%
Bristol-Myers Squibb Co.(b)	1,100	31,526
Eli Lilly & Co.(b)	1,000	38,300

		69,826

		219,838

Financials – 9.8%
Capital Markets – 2.0%
Affiliated Managers Group, Inc.(a)	100	10,433
Federated Investors, Inc. – Class B(b)	700	14,959
Raymond James Financial, Inc.	200	6,352
SEI Investments Co.(b)	500	9,890

		41,634

Commercial Banks – 1.0%
City National Corp./CA(b)	200	10,736
PNC Financial Services Group, Inc.(b)	200	10,858

		21,594

18	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 1.0%
Discover Financial Services(b)	800	$20,488

Insurance – 5.8%
Aflac, Inc.(b)	300	13,818
Allied World Assurance Co. Holdings AG	400	21,780
Assurant, Inc.(b)	700	24,934
PartnerRe Ltd.	200	13,364
Prudential Financial, Inc.	400	23,472
Travelers Cos., Inc. (The)	400	22,052

		119,420

		203,136

Energy – 9.0%
Energy Equipment & Services – 2.0%
Core Laboratories NV	100	10,868
Dresser-Rand Group, Inc.(a)	200	10,684
SEACOR Holdings, Inc.(b)	200	20,072

		41,624

Oil, Gas & Consumable Fuels – 7.0%
ConocoPhillips(b)	500	35,995
Energen Corp.	200	11,762
Hess Corp.(b)	200	13,712
Kinder Morgan, Inc./Delaware	1,100	31,053
Marathon Oil Corp.	300	9,291
Occidental Petroleum Corp.(b)	200	19,636
Sunoco, Inc.(b)	600	24,390

		145,839

		187,463

Materials – 6.3%
Chemicals – 2.5%
EI du Pont de Nemours & Co.	300	15,426
Potash Corp. of Saskatchewan, Inc.	400	23,124
Sigma-Aldrich Corp.	200	13,420

		51,970

Metals & Mining – 3.0%
Compass Minerals International, Inc.	200	15,748
Freeport-McMoRan Copper & Gold, Inc.	500	26,480
Nucor Corp.	500	19,445

		61,673

Paper & Forest Products – 0.8%
Domtar Corp.	200	15,990

		129,633

Utilities – 6.0%
Electric Utilities – 1.3%
Duke Energy Corp.(b)	1,500	27,900

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	19

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 1.9%
Nicor, Inc.	700	$38,290

Multi-Utilities – 2.8%
CMS Energy Corp.	1,500	28,710
Public Service Enterprise Group, Inc.	900	29,475

		58,185

		124,375

Telecommunication Services – 1.1%
Wireless Telecommunication Services – 1.1%
Cellcom Israel Ltd.	900	23,697

Total Common Stocks (cost $1,889,164)		1,990,019

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.06%(c) (cost $43,236)	43,236	43,236

Total Investments, before securities sold short – 98.1% (cost $1,932,400)		2,033,255

SECURITIES SOLD SHORT – (89.3)%
COMMON STOCKS – (89.3)%
Industrials – (15.6)%
Aerospace & Defense – (2.3)%
Boeing Co. (The)	(200)	(14,094)
Precision Castparts Corp.	(100)	(16,138)
Rockwell Collins, Inc.	(300)	(16,527)

		(46,759)

Air Freight & Logistics – (0.7)%
Expeditors International of Washington, Inc.	(300)	(14,316)

Airlines – (0.5)%
Southwest Airlines Co.	(1,000)	(9,960)

Building Products – (0.3)%
Owens Corning(a)	(200)	(7,116)

Commercial Services & Supplies – (3.2)%
Iron Mountain, Inc.	(300)	(9,489)
Pitney Bowes, Inc.	(1,400)	(30,170)
Republic Services, Inc. – Class A	(900)	(26,127)

		(65,786)

Construction & Engineering – (0.5)%
Quanta Services, Inc.(a)	(500)	(9,260)

20	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – (0.8)%
3M Co.	(200)	$(17,428)

Machinery – (2.4)%
Cummins, Inc.	(100)	(10,488)
Danaher Corp.	(400)	(19,644)
IDEX Corp.	(200)	(8,296)
Ingersoll-Rand PLC	(300)	(11,226)

		(49,654)

Professional Services – (3.1)%
Dun & Bradstreet Corp.	(400)	(29,020)
IHS, Inc. – Class A(a)	(200)	(14,738)
Manpower, Inc.	(200)	(10,104)
Robert Half International, Inc.	(400)	(10,952)

		(64,814)

Trading Companies & Distributors – (1.8)%
Fastenal Co.	(300)	(10,095)
MSC Industrial Direct Co. – Class A	(200)	(12,356)
WW Grainger, Inc.	(100)	(14,837)

		(37,288)

		(322,381)

Consumer Discretionary – (14.1)%
Auto Components – (1.9)%
BorgWarner, Inc.(a)	(200)	(15,924)
Gentex Corp.	(200)	(5,668)
Johnson Controls, Inc.	(500)	(18,475)

		(40,067)

Automobiles – (0.8)%
General Motors Co.(a)	(600)	(16,608)

Distributors – (1.0)%
LKQ Corp.(a)	(800)	(19,656)

Hotels, Restaurants & Leisure – (1.9)%
Carnival Corp.	(400)	(13,320)
Las Vegas Sands Corp.(a)	(200)	(9,436)
MGM Resorts International(a)	(700)	(10,577)
Royal Caribbean Cruises Ltd.(a)	(200)	(6,124)

		(39,457)

Household Durables – (1.0)%
Fortune Brands, Inc.	(200)	(12,042)
Pulte Group, Inc.(a)	(1,200)	(8,244)

		(20,286)

Leisure Equipment & Products – (1.2)%
Hasbro, Inc.	(200)	(7,912)
Mattel, Inc.	(600)	(15,996)

		(23,908)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	21

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – (3.8)%
Cablevision Systems Corp.	(500)	$(12,180)
DISH Network Corp. – Class A(a)	(400)	(11,852)
Scripps Networks Interactive, Inc. – Class A	(100)	(4,634)
Thomson Reuters Corp.	(700)	(24,101)
Time Warner Cable, Inc. – Class A	(200)	(14,662)
Walt Disney Co. (The)	(300)	(11,586)

		(79,015)

Multiline Retail – (1.5)%
Dollar General Corp.(a)	(500)	(15,730)
Target Corp.	(300)	(15,447)

		(31,177)

Specialty Retail – (0.7)%
Lowe’s Cos., Inc.	(400)	(8,632)
Tractor Supply Co.	(100)	(6,592)

		(15,224)

Textiles, Apparel & Luxury Goods – (0.3)%
PVH Corp.	(100)	(7,155)

		(292,553)

Information Technology – (13.0)%
Communications Equipment – (0.6)%
Acme Packet, Inc.(a)	(200)	(11,784)

Computers & Peripherals – (1.5)%
EMC Corp./Massachusetts(a)	(800)	(20,864)
Hewlett-Packard Co.	(300)	(10,548)

		(31,412)

Electronic Equipment, Instruments & Components – (2.1)%
Amphenol Corp. – Class A	(400)	(19,556)
FLIR Systems, Inc.	(600)	(16,476)
Trimble Navigation Ltd.(a)	(200)	(7,116)

		(43,148)

Internet Software & Services – (0.4)%
Yahoo!, Inc.(a)	(700)	(9,170)

IT Services – (1.8)%
Cognizant Technology Solutions Corp. – Class A(a)	(200)	(13,974)
Paychex, Inc.	(600)	(16,938)
Teradata Corp.(a)	(100)	(5,496)

		(36,408)

Office Electronics – (0.5)%
Xerox Corp.	(1,000)	(9,330)

Semiconductors & Semiconductor Equipment – (2.3)%
Avago Technologies Ltd.	(300)	(10,089)

22	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Broadcom Corp. – Class A(a)	(200)	$(7,414)
Cree, Inc.(a)	(200)	(6,572)
Micron Technology, Inc.(a)	(1,500)	(11,055)
Xilinx, Inc.	(400)	(12,840)

		(47,970)

Software – (3.8)%
Adobe Systems, Inc.(a)	(500)	(13,860)
Autodesk, Inc.(a)	(200)	(6,880)
Factset Research Systems, Inc.	(100)	(9,209)
Microsoft Corp.	(900)	(24,660)
Oracle Corp.	(500)	(15,290)
Synopsys, Inc.(a)	(400)	(9,588)

		(79,487)

		(268,709)

Financials – (10.3)%
Capital Markets – (1.9)%
Bank of New York Mellon Corp. (The)	(400)	(10,044)
Jefferies Group, Inc.	(500)	(9,455)
Northern Trust Corp.	(200)	(8,981)
TD Ameritrade Holding Corp.	(600)	(11,016)

		(39,496)

Commercial Banks – (1.5)%
Huntington Bancshares, Inc./OH	(1,700)	(10,276)
US Bancorp	(400)	(10,424)
Zions Bancorporation	(500)	(10,950)

		(31,650)

Diversified Financial Services – (0.5)%
Bank of America Corp.	(1,100)	(10,681)

Insurance – (4.5)%
AON Corp.	(400)	(19,248)
Axis Capital Holdings Ltd.	(400)	(12,748)
Berkshire Hathaway, Inc.(a)	(400)	(29,668)
Principal Financial Group, Inc.	(300)	(8,289)
Progressive Corp. (The)	(500)	(9,840)
Willis Group Holdings PLC	(300)	(12,282)

		(92,075)

Real Estate Management & Development – (0.5)%
CB Richard Ellis Group, Inc. – Class A(a)	(500)	(10,900)

Thrifts & Mortgage Finance – (1.4)%
First Niagara Financial Group, Inc.	(1,500)	(18,375)
New York Community Bancorp, Inc.	(800)	(10,824)

		(29,199)

		(214,001)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	23

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – (9.8)%
Beverages – (3.2)%
Anheuser-Busch InBev NV (Sponsored ADR)	(200)	$(11,516)
Dr Pepper Snapple Group, Inc.	(300)	(11,328)
Molson Coors Brewing Co. – Class B	(400)	(18,020)
PepsiCo, Inc./NC	(400)	(25,616)

		(66,480)

Food & Staples Retailing – (2.6)%
CVS Caremark Corp.	(600)	(21,810)
Sysco Corp.	(700)	(21,413)
Walgreen Co.	(300)	(11,712)

		(54,935)

Food Products – (3.6)%
Archer-Daniels-Midland Co.	(500)	(15,190)
Kraft Foods, Inc. – Class A	(800)	(27,504)
McCormick & Co., Inc./MD	(200)	(9,730)
Mead Johnson Nutrition Co. – Class A	(300)	(21,411)

		(73,835)

Household Products – (0.4)%
Church & Dwight Co., Inc.	(200)	(8,068)

		(203,318)

Health Care – (7.9)%
Health Care Equipment & Supplies – (1.8)%
Edwards Lifesciences Corp.(a)	(100)	(7,135)
Medtronic, Inc.	(400)	(14,420)
St Jude Medical, Inc.	(200)	(9,300)
Stryker Corp.	(100)	(5,434)

		(36,289)

Health Care Providers & Services – (2.4)%
CIGNA Corp.	(200)	(9,954)
Henry Schein, Inc.(a)	(300)	(19,938)
Quest Diagnostics, Inc./DE	(100)	(5,401)
Universal Health Services, Inc. – Class B	(300)	(14,892)

		(50,185)

Health Care Technology – (0.4)%
Allscripts Healthcare Solutions, Inc.(a)	(500)	(9,075)

Life Sciences Tools & Services – (0.4)%
Agilent Technologies, Inc.(a)	(200)	(8,432)

Pharmaceuticals – (2.9)%
Hospira, Inc.(a)	(400)	(20,448)
Johnson & Johnson	(300)	(19,437)
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	(300)	(13,992)
Watson Pharmaceuticals, Inc.(a)	(100)	(6,713)

		(60,590)

		(164,571)

24	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – (7.8)%
Chemicals – (4.8)%
Airgas, Inc.	(200)	$(13,740)
Ecolab, Inc.	(200)	(10,000)
Huntsman Corp.	(400)	(7,640)
Praxair, Inc.	(100)	(10,364)
Rockwood Holdings, Inc.(a)	(200)	(12,094)
Sherwin-Williams Co. (The)	(300)	(23,151)
Valspar Corp.	(700)	(23,009)

		(99,998)

Construction Materials – (0.5)%
Vulcan Materials Co.	(300)	(10,287)

Containers & Packaging – (1.3)%
Crown Holdings, Inc.(a)	(700)	(26,887)

Metals & Mining – (1.2)%
Alcoa, Inc.	(600)	(8,838)
United States Steel Corp.	(400)	(15,996)

		(24,834)

		(162,006)

Energy – (6.4)%
Energy Equipment & Services – (4.3)%
Baker Hughes, Inc.	(200)	(15,476)
Cameron International Corp.(a)	(200)	(11,188)
FMC Technologies, Inc.(a)	(400)	(18,240)
Halliburton Co.	(300)	(16,419)
McDermott International, Inc.(a)	(500)	(10,085)
Schlumberger Ltd.	(200)	(18,074)

		(89,482)

Oil, Gas & Consumable Fuels – (2.1)%
Alpha Natural Resources, Inc.(a)	(200)	(8,542)
EQT Corp.	(300)	(19,044)
SandRidge Energy, Inc.(a)	(500)	(5,760)
Southwestern Energy Co.(a)	(200)	(8,912)

		(42,258)

		(131,740)

Utilities – (3.2)%
Electric Utilities – (1.3)%
FirstEnergy Corp.	(300)	(13,395)
PPL Corp.	(500)	(13,950)

		(27,345)

Independent Power Producers & Energy Traders – (1.2)%
AES Corp. (The)(a)	(700)	(8,617)
Constellation Energy Group, Inc.	(400)	(15,532)

		(24,149)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	25

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – (0.7)%
OGE Energy Corp.	(300)	$(15,012)

		(66,506)

Telecommunication Services – (1.2)%
Diversified Telecommunication Services – (1.2)%
AT&T, Inc.	(400)	(11,705)
Frontier Communications Corp.	(1,800)	(13,482)

		(25,187)

Total Securities Sold Short (proceeds $1,846,536)		(1,850,972)

Total Investments, Net of Securities Sold Short – 8.8% (cost $85,864)		182,283
Other assets less liabilities – 91.2%		1,891,373

Net Assets – 100.0%		$2,073,656

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	S&P US 100 Total Return Index	98	1-Month USD- LIBOR-BBA* Plus 0.16%	$100	8/15/12	UBS AG	$(2,365)
Receive	S&P US 100 Total Return Index	98	1-Month USD- LIBOR-BBA* Plus 0.12%	99	5/12/12	UBS AG	(1,302)

Pay Total Return on Reference Index
Pay	Russell 2000 Total Return Index	24	1-Month USD- LIBOR-BBA* Less 0.43%	89	5/15/12	UBS AG	3,394
Pay	Russell 2000 Total Return Index	22	1-Month USD- LIBOR-BBA* Less 0.54%	81	8/15/12	UBS AG	2,320

							$2,047

*	BBA – British Bankers’ Association

26	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

VARIANCE SWAPS CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value			Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Credit Suisse International†:
Buy
Consumer Discretionary Select Sector SPDR Fund 1/20/12*	27.18%	$2		$	– 0	–	$	– 0	–	$	– 0	–
Consumer Staples Select Sector SPDR Fund 1/20/12*	19.97	2			– 0	–		– 0	–		– 0	–
Energy Select Sector SPDR Fund 1/20/12*	30.32	2			– 0	–		– 0	–		– 0	–
Financial Select Sector SPDR Fund 1/20/12*	31.19	2			– 0	–		– 0	–		– 0	–
Health Care Select Sector SPDR Fund 1/20/12*	22.39	2			– 0	–		– 0	–		– 0	–
Industrial Select Sector SPDR Fund 1/20/12*	28.97	1			– 0	–		– 0	–		– 0	–
Materials Select Sector SPDR Trust 1/20/12*	30.16	0	**		– 0	–		– 0	–		– 0	–
Technology Select Sector SPDR Fund 1/20/12*	26.67	3			– 0	–		– 0	–		– 0	–
Utilities Select Sector SPDR Fund 1/20/12*	20.98	1			– 0	–		– 0	–		– 0	–

Sale
Standard and Poor’s 500 Index 1/20/12*	23.78	21			– 0	–		– 0	–		– 0	–

†	The individual contracts listed represent a single basket swap held with the counterparty.

*	Termination date

**	Notional amount less than $500.

(a)	Non-income producing security.

(b)	Securities, or a portion thereof, with an aggregate market value of $711,374 have been segregated to collateralize short sales.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	27

Market Neutral Strategy – U.S.—Portfolio of Investments

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO OF INVESTMENTS

July 31, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 87.9%
Industrials – 18.8%
Aerospace & Defense – 1.7%
Meggitt PLC	1,000	$6,355
Rolls-Royce Holdings PLC(a)(b)	1,009	10,773
Textron, Inc.(b)	300	6,939
United Technologies Corp.(b)	200	16,568

		40,635

Air Freight & Logistics – 0.6%
Mainfreight Ltd.	1,500	13,848

Airlines – 0.2%
Air New Zealand Ltd.	5,000	5,152

Building Products – 1.2%
Armstrong World Industries, Inc.(b)	200	7,900
Assa Abloy AB(b)	500	12,837
Takasago Thermal Engineering Co., Ltd.	1,000	8,244

		28,981

Commercial Services & Supplies – 2.1%
Aggreko PLC	193	6,112
Kokuyo Co., Ltd.	1,600	12,013
Mineral Resources Ltd.	500	6,705
PayPoint PLC	600	5,372
Sohgo Security Services Co., Ltd.(b)	1,100	12,716
Sthree PLC	1,200	7,079

		49,997

Construction & Engineering – 2.9%
Abengoa SA	300	8,500
Fluor Corp.(b)	100	6,353
Hochtief AG(b)	100	8,027
KBR, Inc.(b)	300	10,695
Monadelphous Group Ltd.	500	10,505
Nippo Corp.	2,000	16,084
NRW Holdings Ltd.	2,000	6,219

		66,383

Electrical Equipment – 0.8%
ABB Ltd. (REG)(a)	300	7,185
Mitsubishi Electric Corp.	1,000	11,808

		18,993

Industrial Conglomerates – 1.4%
Hutchison Whampoa Ltd.(b)	1,000	11,642
Keppel Corp. Ltd.(b)	1,000	9,191
Siemens AG	100	12,781

		33,614

28	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 3.5%
Bradken Ltd.	800	$7,557
Danieli & C Officine Meccaniche SpA	800	11,651
Fanuc Corp.(b)	100	18,917
IMI PLC	400	6,866
Joy Global, Inc.(b)	200	18,784
Nachi-Fujikoshi Corp.	2,000	13,088
SembCorp Marine Ltd.	1,000	4,471

		81,334

Marine – 0.4%
Ocean Wilsons Holdings Ltd.	400	9,343

Professional Services – 1.2%
Campbell Brothers Ltd.	100	5,054
Hays PLC(b)	4,100	6,025
Michael Page International PLC	800	6,562
SAI Global Ltd.	2,000	9,909

		27,550

Road & Rail – 1.9%
Canadian National Railway Co.(b)	100	7,498
East Japan Railway Co.(b)	200	12,587
Norfolk Southern Corp.(b)	100	7,570
Seino Holdings Corp.(b)	2,000	15,378

		43,033

Trading Companies & Distributors – 0.5%
ITOCHU Corp.	900	10,384

Transportation Infrastructure – 0.4%
Port of Tauranga Ltd.	1,100	8,878

		438,125

Financials – 15.1%
Capital Markets – 1.6%
American Capital Ltd.(a)(b)	700	6,769
Ashmore Group PLC	1,000	6,607
Credit Suisse Group AG(a)(b)	200	7,190
GAM Holding AG(a)(b)	600	9,308
Hargreaves Lansdown PLC	900	8,407

		38,281

Commercial Banks – 7.4%
Bank of China Ltd.(b)	20,000	9,206
Bank of Nova Scotia(b)	300	17,012
BOC Hong Kong Holdings Ltd.(b)	5,000	14,925
China Construction Bank Corp. – Class H(b)	10,000	8,060
CIT Group, Inc.(a)(b)	200	7,948
Eighteenth Bank Ltd. (The)	3,000	8,132
Hang Seng Bank Ltd.(b)	700	11,005
HSBC Holdings PLC(b)	400	3,918
Industrial & Commercial Bank of China – Class H(b)	21,000	15,975

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	29

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

National Australia Bank Ltd.(b)	300	$7,899
Oversea-Chinese Banking Corp. Ltd.	1,000	8,247
Royal Bank of Canada	100	5,380
Standard Chartered PLC	300	7,642
Swedbank AB	400	7,004
Toronto-Dominion Bank (The)(b)	200	16,011
United Overseas Bank Ltd.(b)	1,000	16,960
Wells Fargo & Co.(b)	300	8,382

		173,706

Diversified Financial Services – 1.5%
ASX Ltd.	200	6,560
Challenger Ltd.(b)	1,700	9,127
Hong Kong Exchanges and Clearing Ltd.	100	2,063
ORIX Corp.(b)	90	9,708
Singapore Exchange Ltd.(b)	1,000	6,196

		33,654

Insurance – 2.8%
AIA Group Ltd.(a)	1,200	4,407
Allied World Assurance Co. Holdings AG(b)	100	5,445
Dai-ichi Life Insurance Co., Ltd. (The)	6	8,492
Hannover Rueckversicherung AG	100	5,190
NIB Holdings Ltd.	4,000	5,935
Ping An Insurance Group Co. – Class H	500	4,866
Power Financial Corp.(b)	200	5,901
Prudential Financial, Inc.(b)	100	5,868
RenaissanceRe Holdings Ltd.(b)	100	6,959
Travelers Cos., Inc. (The)(b)	200	11,026

		64,089

Real Estate Management & Development – 1.6%
Daikyo, Inc.(a)	4,000	7,744
Evergrande Real Estate Group Ltd.	10,000	7,487
Sun Hung Kai Properties Ltd.(b)	1,000	15,199
Wharf Holdings Ltd.(b)	1,000	7,320

		37,750

Thrifts & Mortgage Finance – 0.2%
Genworth MI Canada, Inc.	200	4,953

		352,433

Consumer Discretionary – 14.3%
Auto Components – 0.6%
Cie Generale des Etablissements Michelin – Class B(b)	100	8,398
Magna International, Inc. – Class A	100	4,877

		13,275

Automobiles – 1.1%
Ford Motor Co.(a)(b)	500	6,105
Mitsubishi Motors Corp.(a)(b)	6,000	7,835

30	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Nissan Motor Co., Ltd.	1,200	$12,770

		26,710

Distributors – 0.2%
Breville Group Ltd.	1,200	4,113

Hotels, Restaurants & Leisure – 3.6%
Ajisen China Holdings Ltd.	5,000	9,849
Domino’s Pizza UK & IRL PLC	800	6,579
Flight Centre Ltd.(b)	300	7,077
McDonald’s Corp.(b)	100	8,648
Millennium & Copthorne Hotels PLC	600	5,078
Punch Taverns PLC(a)	4,100	4,261
Starbucks Corp.	200	8,018
Tim Hortons, Inc.	100	4,799
Whitbread PLC(b)	600	15,292
Wynn Resorts Ltd.(b)	100	15,368

		84,969

Household Durables – 1.8%
Alpine Electronics, Inc.	1,200	17,920
Berkeley Group Holdings PLC(a)	700	14,116
Haier Electronics Group Co., Ltd.(a)	4,000	4,863
Persimmon PLC	800	6,037

		42,936

Internet & Catalog Retail – 0.7%
Rakuten, Inc.	15	15,300

Leisure Equipment & Products – 0.5%
Sankyo Co., Ltd.(b)	200	10,681

Media – 2.2%
British Sky Broadcasting Group PLC(b)	800	9,350
Canal +	700	4,748
ITV PLC(a)	4,900	5,605
REA Group Ltd.	800	10,507
Rightmove PLC	400	8,006
Shaw Communications, Inc.	200	4,517
Village Roadshow Ltd.	2,500	9,095

		51,828

Multiline Retail – 0.5%
Mothercare PLC	800	5,332
Springland International Holdings Ltd.	8,000	7,624

		12,956

Specialty Retail – 1.5%
Advance Auto Parts, Inc.(b)	100	5,497
Inditex SA	100	9,042
Nitori Holdings Co., Ltd.(b)	150	14,595
TJX Cos., Inc.(b)	100	5,530

		34,664

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	31

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 1.6%
Cie Financiere Richemont SA(b)	200	$12,917
Coach, Inc.	200	12,912
Trinity Ltd.	10,000	11,089

		36,918

		334,350

Energy – 7.8%
Energy Equipment & Services – 1.9%
Hunting PLC	500	6,396
National Oilwell Varco, Inc.(b)	200	16,114
Saipem SpA(b)	100	5,211
Technip SA	100	10,950
WorleyParsons Ltd.(b)	200	6,043

		44,714

Oil, Gas & Consumable Fuels – 5.9%
AltaGas Ltd.	200	5,539
Canadian Natural Resources Ltd.	100	4,038
Canadian Oil Sands Ltd.	100	2,733
China Petroleum & Chemical Corp. – Class H(b)	6,000	5,943
CNOOC Ltd.(b)	4,000	8,884
Enbridge, Inc.(b)	200	6,567
Faroe Petroleum PLC(a)	1,700	4,555
Marathon Oil Corp.(b)	200	6,194
Newfield Exploration Co.(a)(b)	100	6,742
Oil Search Ltd.	600	4,502
Origin Energy Ltd.(b)	340	5,479
PetroChina Co., Ltd. – Class H(b)	6,000	8,561
Petrominerales Ltd.	200	6,380
Soco International PLC(a)	1,000	5,941
Suncor Energy, Inc. (Toronto)	100	3,833
Sunoco, Inc.(b)	300	12,195
Total SA(b)	300	16,214
TransCanada Corp.(b)	200	8,402
Valero Energy Corp.(b)	300	7,536
Yanzhou Coal Mining Co., Ltd. – Class H	2,000	7,662

		137,900

		182,614

Materials – 7.4%
Chemicals – 2.5%
Agrium, Inc. (Toronto)	100	8,751
EI du Pont de Nemours & Co.(b)	100	5,142
K&S AG	100	7,979
Nitto Denko Corp.(b)	200	9,638
Potash Corp. of Saskatchewan, Inc.(b)	100	5,781
Shin-Etsu Chemical Co., Ltd.(b)	400	21,576

		58,867

32	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.3%
Italcementi SpA(b)	800	$6,437

Metals & Mining – 4.3%
Aditya Birla Minerals Ltd.	3,000	4,902
Aurubis AG	200	12,380
Barrick Gold Corp.	100	4,768
Ferrexpo PLC	2,300	17,368
Freeport-McMoRan Copper & Gold, Inc.(b)	300	15,888
Fresnillo PLC(b)	300	8,607
Goldcorp, Inc.	100	4,782
Iluka Resources Ltd.(b)	400	7,798
Jiangxi Copper Co., Ltd. – Class H(b)	2,000	7,009
Mitsui Mining & Smelting Co., Ltd.	3,000	10,858
Teck Resources Ltd.	100	4,955

		99,315

Paper & Forest Products – 0.3%
Domtar Corp.(b)	100	7,995

		172,614

Information Technology – 7.0%
Communications Equipment – 1.2%
Eltek ASA(a)	5,000	4,420
Qualcomm, Inc.(c)	400	21,912
ZTE Corp. – Class H	200	624

		26,956

Computers & Peripherals – 0.4%
Toshiba Corp.	2,000	10,376

Electronic Equipment, Instruments & Components – 0.2%
Tech Data Corp.(a)(b)	100	4,667

Internet Software & Services – 0.2%
Tencent Holdings Ltd.	200	5,197

IT Services – 2.5%
Accenture PLC(c)	200	11,828
Alliance Data Systems Corp.(a)(b)	100	9,834
Computacenter PLC	2,900	23,325
Iress Market Technology Ltd.	700	6,643
SMS Management & Technology Ltd.	900	6,006

		57,636

Office Electronics – 0.4%
Toshiba TEC Corp.(b)	2,000	8,481

Semiconductors & Semiconductor Equipment – 1.1%
ARM Holdings PLC(b)	900	8,581
ASM Pacific Technology Ltd.(b)	400	4,390

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	33

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Infineon Technologies AG(b)	700	$7,024
Tokyo Electron Ltd.	100	5,383

		25,378

Software – 1.0%
Aveva Group PLC	200	5,583
Cadence Design Systems, Inc.(a)(b)	600	6,198
Square Enix Holdings Co., Ltd.(b)	600	11,668

		23,449

		162,140

Health Care – 6.4%
Health Care Equipment & Supplies – 1.8%
Ansell Ltd.(b)	300	4,603
Covidien PLC(b)	300	15,237
Draegerwerk AG & Co. KGaA (Preference Shares)	100	12,414
William Demant Holding AS(a)(b)	100	8,763

		41,017

Health Care Providers & Services – 0.7%
Health Net, Inc.(a)(b)	200	5,624
Humana, Inc.(b)	100	7,458
Ramsay Health Care Ltd.(b)	200	3,836

		16,918

Pharmaceuticals – 3.9%
Astellas Pharma, Inc.(b)	400	15,540
AstraZeneca PLC(b)	400	19,436
Bayer AG(b)	100	8,000
Bristol-Myers Squibb Co.(b)	200	5,732
Eisai Co., Ltd.(b)	300	12,176
Forest Laboratories, Inc.(a)	200	7,412
Orion Oyj	400	9,666
Sanofi(b)	100	7,770
Valeant Pharmaceuticals International, Inc.	100	5,504

		91,236

		149,171

Consumer Staples – 6.0%
Beverages – 1.1%
Heineken Holding NV(b)	200	10,162
Ito En Ltd.(b)	800	14,601

		24,763

Food & Staples Retailing – 1.7%
Izumiya Co., Ltd.	2,000	8,688
Jeronimo Martins SGPS SA(b)	700	13,697
Metcash Ltd.(b)	800	3,653
Olam International Ltd.(b)	3,136	6,855
Woolworths Ltd.(b)	200	5,917

		38,810

34	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 1.7%
Bunge Ltd.(b)	200	$13,762
China Mengniu Dairy Co., Ltd.(b)	2,000	6,924
Marudai Food Co., Ltd.	4,000	13,722
Nestle SA	100	6,370

		40,778

Household Products – 0.7%
Colgate-Palmolive Co.(b)	200	16,876

Personal Products – 0.2%
Herbalife Ltd.	100	5,572

Tobacco – 0.6%
Philip Morris International, Inc.(b)	200	14,234

		141,033

Telecommunication Services – 2.7%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	200	5,852
BCE, Inc.	100	3,816
BT Group PLC(b)	1,600	5,263
China Telecom Corp. Ltd. – Class H(b)	12,000	7,846
China Unicom Hong Kong Ltd.(b)	4,000	7,990

		30,767

Wireless Telecommunication Services – 1.4%
Drillisch AG	600	7,372
Mobistar SA(b)	100	6,970
Softbank Corp.(b)	300	11,715
StarHub Ltd.(b)	3,000	7,026

		33,083

		63,850

Utilities – 2.4%
Electric Utilities – 1.3%
CLP Holdings Ltd.(b)	1,000	9,255
Duke Energy Corp.(b)	800	14,880
Endesa SA(b)	200	5,861

		29,996

Independent Power Producers & Energy Traders – 0.2%
International Power PLC(b)	1,000	5,005

Multi-Utilities – 0.9%
Hastings Diversified Utilities Fund	4,100	7,233
Public Service Enterprise Group, Inc.(b)	400	13,100

		20,333

		55,334

Total Common Stocks (cost $1,891,564)		2,051,664

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	35

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.4%
Funds and Investment Trusts – 0.4%
Qube Logistics (cost $8,334)	6,000	$9,480

SHORT-TERM INVESTMENTS – 18.5%
Investment Companies – 18.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.06%(d) (cost $433,138)	433,138	433,138

Total Investments, Before Securities Sold Short – 106.8% (cost $2,333,036)		2,494,282

SECURITIES SOLD SHORT – (73.1)%
COMMON STOCKS – (67.9)%
Industrials – (18.1)%
Aerospace & Defense – (1.1)%
BAE Systems PLC	(1,700)	(8,464)
QinetiQ Group PLC(a)	(3,000)	(5,544)
Rockwell Collins, Inc.	(200)	(11,018)

		(25,026)

Air Freight & Logistics – (0.4)%
Toll Holdings Ltd.	(1,900)	(9,438)

Airlines – (0.4)%
All Nippon Airways Co., Ltd.	(3,000)	(10,164)

Building Products – (0.3)%
Wienerberger AG	(400)	(6,406)

Commercial Services & Supplies – (2.2)%
Babcock International Group PLC	(500)	(5,523)
Downer EDI Ltd.	(1,200)	(5,041)
Moshi Moshi Hotline, Inc.	(900)	(15,746)
Pitney Bowes, Inc.	(400)	(8,620)
Rentokil Initial PLC(a)	(7,100)	(10,661)
RPS Group PLC	(1,500)	(5,749)

		(51,340)

Construction & Engineering – (2.3)%
Boart Longyear Ltd.	(1,600)	(7,096)
Carillion PLC	(900)	(5,405)
Eiffage SA	(200)	(10,938)
FLSmidth & Co. A/S	(100)	(7,754)
Jacobs Engineering Group, Inc.(a)	(200)	(7,828)
Leighton Holdings Ltd.	(277)	(6,435)
Obayashi Corp.	(2,000)	(9,254)

		(54,710)

36	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – (2.3)%
Babcock & Wilcox Co. (The)(a)	(300)	$(7,494)
Emerson Electric Co.	(100)	(4,909)
Mabuchi Motor Co., Ltd.	(300)	(15,511)
Roper Industries, Inc.	(100)	(8,163)
SMA Solar Technology AG	(100)	(9,158)
Vestas Wind Systems A/S(a)	(400)	(8,818)

		(54,053)

Industrial Conglomerates – (0.6)%
Cookson Group PLC	(700)	(7,365)
CSR Ltd.	(2,600)	(7,504)

		(14,869)

Machinery – (4.2)%
Bodycote PLC	(1,100)	(6,959)
Caterpillar, Inc.	(100)	(9,879)
Deere & Co.	(100)	(7,851)
Fenner PLC	(2,200)	(13,929)
Fiat Industrial SpA(a)	(1,000)	(13,200)
GEA Group AG	(200)	(6,953)
Graco, Inc.	(100)	(4,393)
Kubota Corp.	(1,000)	(9,076)
Meidensha Corp.	(2,000)	(8,520)
OKUMA Corp.	(1,000)	(10,592)
Wartsila Oyj	(200)	(5,756)

		(97,108)

Professional Services – (0.5)%
Dun & Bradstreet Corp.	(100)	(7,255)
Seek Ltd.	(600)	(4,354)

		(11,609)

Road & Rail – (2.3)%
Asciano Ltd.	(5,000)	(9,145)
Hertz Global Holdings, Inc.(a)	(500)	(7,035)
Keikyu Corp.	(3,000)	(23,375)
National Express Group PLC	(1,400)	(6,020)
Tobu Railway Co., Ltd.	(2,000)	(8,722)

		(54,297)

Trading Companies & Distributors – (0.3)%
SIG PLC(a)	(2,800)	(5,866)

Transportation Infrastructure – (1.2)%
Australian Infrastructure Fund	(4,000)	(8,594)
Groupe Eurotunnel SA	(800)	(8,527)
Mitsubishi Logistics Corp.	(1,000)	(11,495)

		(28,616)

		(423,502)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	37

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – (13.4)%
Auto Components – (0.4)%
Toyota Industries Corp.	(300)	$(9,778)

Automobiles – (1.6)%
General Motors Co.(a)	(200)	(5,536)
Honda Motor Co., Ltd.	(400)	(15,870)
Piaggio & C SpA	(1,700)	(7,028)
Toyota Motor Corp.	(200)	(8,165)

		(36,599)

Hotels, Restaurants & Leisure – (3.0)%
Accor SA	(100)	(4,401)
Aristocrat Leisure Ltd.	(2,400)	(6,426)
Choice Hotels International, Inc.	(200)	(6,098)
Greene King PLC	(800)	(6,411)
JD Wetherspoon PLC	(700)	(4,965)
Ladbrokes PLC	(6,000)	(14,484)
MGM Resorts International(a)	(1,000)	(15,110)
Tatts Group Ltd.	(5,000)	(12,748)

		(70,643)

Household Durables – (2.5)%
Casio Computer Co., Ltd.	(1,500)	(10,614)
Lennar Corp. – Class A	(500)	(8,845)
Panasonic Corp.	(1,200)	(14,269)
Pioneer Corp.(a)	(2,700)	(14,243)
Taylor Wimpey PLC(a)	(18,300)	(10,564)

		(58,535)

Leisure Equipment & Products – (0.4)%
Heiwa Corp.	(500)	(8,119)

Media – (1.3)%
Amalgamated Holdings Ltd.	(1,500)	(9,904)
APN News & Media Ltd.	(3,800)	(4,617)
DreamWorks Animation SKG, Inc.(a)	(200)	(4,372)
United Business Media Ltd.	(600)	(5,315)
WPP PLC	(400)	(4,533)

		(28,741)

Multiline Retail – (1.2)%
Debenhams PLC	(15,700)	(17,146)
Harvey Norman Holdings Ltd.	(2,100)	(5,025)
JC Penney Co., Inc.	(200)	(6,152)

		(28,323)

Specialty Retail – (2.4)%
Best Buy Co., Inc.	(200)	(5,520)
Dixons Retail PLC(a)	(20,300)	(4,718)
Douglas Holding AG	(200)	(9,652)
JB Hi-Fi Ltd.	(300)	(4,939)
Premier Investments Ltd.	(1,000)	(6,090)

38	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Shimachu Co., Ltd.	(300)	$(7,481)
Sports Direct International PLC(a)	(2,600)	(11,348)
Urban Outfitters, Inc.(a)	(200)	(6,508)

		(56,256)

Textiles, Apparel & Luxury Goods – (0.6)%
Safilo Group SpA(a)	(400)	(5,389)
Toyobo Co., Ltd.	(6,000)	(9,253)

		(14,642)

		(311,636)

Financials – (8.6)%
Capital Markets – (1.7)%
BinckBank NV	(400)	(5,524)
ICAP PLC	(700)	(5,122)
Macquarie Group Ltd.	(200)	(6,058)
Och-Ziff Capital Management Group LLC	(700)	(8,652)
Tullett Prebon PLC	(900)	(5,216)
UBS AG(a)	(600)	(9,905)

		(40,477)

Commercial Banks – (3.7)%
Australia & New Zealand Banking Group Ltd.	(300)	(6,857)
Banco Bilbao Vizcaya Argentaria SA	(700)	(7,332)
Banco Santander SA	(700)	(7,368)
BB&T Corp.	(400)	(10,272)
Commerce Bancshares, Inc.	(200)	(8,182)
Commonwealth Bank of Australia	(200)	(10,815)
Credit Agricole SA	(700)	(8,593)
Fifth Third Bancorp	(400)	(5,060)
Senshu Ikeda Holdings, Inc.	(7,700)	(11,904)
Societe Generale SA	(204)	(10,098)

		(86,481)

Consumer Finance – (0.3)%
Hitachi Capital Corp.	(400)	(5,879)

Diversified Financial Services – (0.3)%
Bank of America Corp.	(600)	(5,826)

Insurance – (1.9)%
AMP Ltd.	(1,000)	(5,001)
Berkshire Hathaway, Inc.(a)	(100)	(7,417)
Insurance Australia Group Ltd.	(1,400)	(5,035)
Manulife Financial Corp.	(300)	(4,767)
St. James’s Place PLC	(1,000)	(6,051)
T&D Holdings, Inc.	(400)	(9,787)
Tokio Marine Holdings, Inc.	(200)	(5,898)

		(43,956)

Real Estate Investment Trusts (REITs) – (0.5)%
American Capital Agency Corp.	(200)	(5,584)
Piedmont Office Realty Trust, Inc.	(300)	(6,165)

		(11,749)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	39

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – (0.2)%
Grainger PLC	(2,889)	$(5,577)

		(199,945)

Materials – (6.9)%
Chemicals – (2.8)%
Air Products & Chemicals, Inc.	(100)	(8,873)
Elementis PLC	(2,000)	(5,344)
Nufarm Ltd.(a)	(1,000)	(4,766)
Sherwin-Williams Co. (The)	(200)	(15,434)
Taiyo Nippon Sanso Corp.	(2,000)	(15,602)
Toyo Ink SC Holdings Co., Ltd.	(3,000)	(14,185)

		(64,204)

Construction Materials – (1.3)%
Cimpor Cimentos de Portugal SGPS SA	(800)	(6,212)
HeidelbergCement AG	(200)	(10,999)
Holcim Ltd.(a)	(100)	(6,857)
Vulcan Materials Co.	(200)	(6,858)

		(30,926)

Containers & Packaging – (0.3)%
Amcor Ltd.	(1,000)	(7,719)

Metals & Mining – (2.5)%
Alcoa, Inc.	(400)	(5,892)
Dowa Holdings Co., Ltd.	(1,000)	(6,699)
Lonmin PLC	(200)	(4,147)
Nyrstar(a)	(800)	(10,597)
Rio Tinto PLC	(100)	(7,059)
SSAB AB	(400)	(5,379)
Tokyo Steel Manufacturing Co., Ltd.	(1,000)	(10,251)
United States Steel Corp.	(200)	(7,998)

		(58,022)

		(160,871)

Consumer Staples – (5.6)%
Beverages – (2.2)%
Anheuser-Busch InBev NV	(200)	(11,511)
Britvic PLC	(800)	(4,597)
Carlsberg A/S	(100)	(9,823)
Kirin Holdings Co., Ltd.	(1,000)	(14,726)
Pernod-Ricard SA	(100)	(9,907)

		(50,564)

Food & Staples Retailing – (0.9)%
Wal-Mart Stores, Inc.	(300)	(15,813)
Wesfarmers Ltd.	(200)	(6,432)

		(22,245)

Food Products – (1.6)%
General Mills, Inc.	(200)	(7,470)

40	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Kikkoman Corp.	(1,000)	$(11,056)
Kraft Foods, Inc. – Class A	(300)	(10,314)
Nichirei Corp.	(2,000)	(8,856)

		(37,696)

Tobacco – (0.9)%
Imperial Tobacco Group PLC	(200)	(6,923)
Reynolds American, Inc.	(400)	(14,080)

		(21,003)

		(131,508)

Health Care – (4.9)%
Health Care Equipment & Supplies – (1.0)%
Becton Dickinson and Co.	(200)	(16,722)
Nobel Biocare Holding AG(a)	(300)	(5,739)

		(22,461)

Health Care Providers & Services – (1.1)%
Healthsouth Corp.(a)	(200)	(4,880)
Mednax, Inc.(a)	(100)	(6,816)
Primary Health Care Ltd.	(2,000)	(7,111)
Rhoen Klinikum AG	(300)	(7,476)

		(26,283)

Life Sciences Tools & Services – (0.5)%
Gerresheimer AG	(100)	(5,062)
QIAGEN NV(a)	(400)	(6,728)

		(11,790)

Pharmaceuticals – (2.3)%
Chugai Pharmaceutical Co., Ltd.	(1,000)	(17,758)
GlaxoSmithKline PLC	(300)	(6,688)
Hikma Pharmaceuticals PLC	(400)	(4,480)
Merck & Co., Inc.	(200)	(6,826)
Rohto Pharmaceutical Co., Ltd.	(1,000)	(11,959)
Shionogi & Co., Ltd.	(400)	(6,903)

		(54,614)

		(115,148)

Information Technology – (4.7)%
Electronic Equipment, Instruments & Components – (0.8)%
Halma PLC	(1,300)	(8,621)
National Instruments Corp.	(400)	(10,336)

		(18,957)

Internet Software & Services – (0.7)%
Telecity Group PLC(a)	(600)	(5,429)
Yahoo!, Inc.(a)	(800)	(10,480)

		(15,909)

IT Services – (1.1)%
Computershare Ltd.	(700)	(6,297)
Genpact Ltd.(a)	(600)	(9,900)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	41

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Logica PLC	(2,600)	$(4,959)
Paychex, Inc.	(200)	(5,646)

		(26,802)

Office Electronics – (0.5)%
Xerox Corp.	(1,200)	(11,196)

Semiconductors & Semiconductor Equipment – (1.1)%
Advantest Corp.	(400)	(7,088)
Sumco Corp.(a)	(1,200)	(19,000)

		(26,088)

Software – (0.5)%
SDL PLC	(600)	(6,672)
Temenos Group AG(a)	(200)	(4,807)

		(11,479)

		(110,431)

Energy – (2.9)%
Energy Equipment & Services – (0.2)%
Cameron International Corp.(a)	(100)	(5,594)

Oil, Gas & Consumable Fuels – (2.7)%
AWE Ltd.(a)	(3,900)	(5,354)
Chesapeake Energy Corp.	(200)	(6,870)
Consol Energy, Inc.	(100)	(5,360)
Galp Energia SGPS SA	(300)	(6,776)
Heritage Oil PLC(a)	(1,500)	(6,360)
Indus Gas Ltd.(a)	(400)	(4,875)
OMV AG	(200)	(7,972)
Range Resources Corp.	(100)	(6,516)
Regency Energy Partners LP	(300)	(7,629)
Woodside Petroleum Ltd.	(100)	(4,214)

		(61,926)

		(67,520)

Utilities – (2.2)%
Electric Utilities – (0.2)%
Southern Co.	(100)	(3,954)

Gas Utilities – (0.3)%
Gas Natural SDG SA	(410)	(8,242)

Independent Power Producers & Energy Traders – (0.7)%
EDP Renovaveis SA(a)	(1,000)	(6,483)
TransAlta Corp.	(400)	(8,856)

		(15,339)

Multi-Utilities – (1.0)%
AGL Energy Ltd.	(500)	(7,788)
PG&E Corp.	(200)	(8,286)

42	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Xcel Energy, Inc.	(300)	$(7,200)

		(23,274)

		(50,809)

Telecommunication Services – (0.6)%
Diversified Telecommunication Services – (0.3)%
CenturyLink, Inc.	(200)	(7,422)

Wireless Telecommunication Services – (0.3)%
Freenet AG	(600)	(7,261)

		(14,683)

Total Common Stocks (proceeds $1,570,037)		(1,586,053)

Investment Companies – (5.2)%
Funds and Investment Trusts – (5.2)%
iShares S&P/TSX 60 Index Fund (proceeds $109,443)	(6,300)	(121,391)

Total Securities Sold Short (proceeds $1,679,480)		(1,707,444)

Total Investments, Net of Securities Sold Short – 33.7% (cost $653,556)		786,838
Other assets less liabilities – 66.3%		1,547,736

Net Assets – 100.0%		$2,334,574

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at July 31, 2011	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Hang Seng China ENT Index	1	August 2011	$80,533	$79,172	$1,361
Hang Seng Index	1	August 2011	143,911	143,224	687
SGX MSCI Singapore Index	1	August 2011	60,290	60,576	(286)

					$1,762

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	43

Market Neutral Strategy – Global—Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	S&P US 100 Total Return Index	73	1-Month USD-LIBOR- BBA* Plus 0.16%	$74	5/15/12	UBS AG	$(970)

Pay Total Return on Reference Index
Pay	Russell 2000 Total Return Index	16	1-Month USD-LIBOR- BBA* Less 0.40%	60	5/12/12	UBS AG	2,263

							$1,293

*	BBA – British Bankers’ Association

(a)	Non-income producing security.

(b)	Securities, or a portion thereof, with an aggregate market value of $1,136,812 have been segregated to collateralize short sales.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $33,740.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REG	– Registered Shares

See notes to financial statements.

44	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2011

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,889,164 and $1,899,898, respectively)	$1,990,019		$2,061,144
Affiliated issuers (cost $43,236 and $433,138, respectively)	43,236		433,138
Deposit at broker for securities sold short	1,898,605		1,521,238
Foreign currencies, at value (cost $0 and $23,493, respectively)	– 0	–	23,964
Receivable due from Adviser	70,358		68,208
Receivable for investment securities sold and foreign currency transactions	47,621		220,810
Unrealized appreciation on total return swap contracts	5,714		2,263
Dividends receivable	2,037		1,696
Unamortized offering expense	1,897		1,554
Receivable for variation margin on futures contracts	– 0	–	3,308

Total assets	4,059,487		4,337,323

Liabilities
Due to custodian	132		– 0	–
Payable for securities sold short, at value (proceeds received $1,846,536 and $1,679,480, respectively)	1,850,972		1,707,444
Payable for investment securities purchased and foreign currency transactions	33,897		193,187
Transfer Agent fee payable	5,347		4,972
Unrealized depreciation on total return swap contracts	3,667		970
Dividends payable on securities sold short	822		1,867
Distribution fee payable	38		55
Accrued expenses	90,956		94,254

Total liabilities	1,985,831		2,002,749

Net Assets	$2,073,656		$2,334,574

Composition of Net Assets
Capital stock, at par	$411		$445
Additional paid-in capital	2,041,480		2,222,866
Accumulated net investment loss	(5,333)		(11,410)
Accumulated net realized loss on investment and foreign currency transactions	(61,365)		(14,101)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	98,463		136,774

Net Assets	$2,073,656		$2,334,574

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	45

Statement of Assets & Liabilities

Net Asset Value Per Share—36,000,000,000 shares of capital stock authorized, $.002 par value

Market Neutral Strategy – U.S.	Net Assets	Shares Outstanding	Net Asset Value
Class A	$50,851	5,052	$10.07	*

Class C	$22,082	2,207	$10.01

Advisor Class	$10,107	1,000.20	$10.10

Class R	$10,057	1,000.20	$10.05

Class K	$10,082	1,000	$10.08

Class I	$1,970,477	195,000.20	$10.10

Market Neutral Strategy – Global
Class A	$156,215	14,920	$10.47	*

Class C	$10,396	1,000.20	$10.39

Advisor Class	$99,210	9,446	$10.50

Class R	$10,452	1,000	$10.45

Class K	$10,478	1,000	$10.48

Class I	$2,047,823	195,000	$10.50

*	The maximum offering price per share for Class A shares of Market Neutral – U.S. and Market Neutral – Global were $10.52 and $10.93, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period Ended August 3, 2010(a) to July 31, 2011

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $493 and $3,252, respectively)	$34,099		$55,658
Affiliated issuers	371		311
Interest	2,344		– 0	–

Total income	36,814		55,969

Expenses
Advisory fee (see Note B)	24,750		26,757
Distribution fee – Class A	86		269
Distribution fee – Class C	206		173
Distribution fee – Class R	49		51
Distribution fee – Class K	24		25
Transfer agency – Class A	8,429		10,518
Transfer agency – Class C	5,692		2,000
Transfer agency – Advisor Class	2,705		3,928
Transfer agency – Class R	6		6
Transfer agency – Class K	5		5
Transfer agency – Class I	380		395
Amortization of offering expense	175,544		173,359
Custodian	106,905		134,250
Administrative	74,000		79,000
Registration fees	65,466		65,466
Legal	38,452		38,637
Audit	33,533		35,743
Printing	13,629		13,623
Directors’ fees	11,909		11,409
Miscellaneous	6,867		17,178

Total expenses before expenses on securities sold short	568,637		612,792
Dividend expense	22,819		36,506
Broker fee	3,872		6,439
Interest expense	– 0	–	17,704

Total expenses	595,328		673,441
Less: expenses waived and reimbursed by the Adviser (see Note B)	(543,523)		(584,447)

Net expenses	51,805		88,994

Net investment loss	(14,991)		(33,025)

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	47

Statement of Operations

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$201,323		$197,819
Securities sold short	(294,307)		(223,222)
Futures contracts	– 0	–	4,036
Options written	20,893		7,288
Swap contracts	10,546		13,039
Foreign currency transactions	14		2,735
Net change in unrealized appreciation/depreciation of:
Investments	100,855		161,246
Securities sold short	(4,436)		(27,964)
Futures contracts	– 0	–	1,762
Swap contracts	2,047		1,293
Foreign currency denominated assets and liabilities	(3)		437

Net gain on investment and foreign currency transactions	36,932		138,469

Net Increase in Net Assets from Operations	$21,941		$105,444

See notes to financial statements.

48	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Market Neutral Strategy – U.S.
	August 3, 2010(a) to July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(14,991)
Net realized loss on investment and foreign currency transactions	(61,531)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	98,463

Net increase in net assets from operations	21,941
Capital Stock Transactions
Net increase	2,051,715

Total increase	2,073,656
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($5,333))	$2,073,656

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	49

Statement of Changes in Net Assets

	Market Neutral Strategy – Global
	August 3, 2010(a) to July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(33,025)
Net realized gain on investment and foreign currency transactions	1,695
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	136,774

Net increase in net assets from operations	105,444
Capital Stock Transactions
Net increase	2,229,130

Total increase	2,334,574
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($11,410))	$2,334,574

(a)	Commencement of operations.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), is a Maryland corporation. The Company operates as a series company currently comprised of six portfolios: AllianceBernstein Market Neutral Strategy – U.S., AllianceBernstein Market Neutral Strategy – Global, AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein International Discovery Equity Portfolio and AllianceBernstein International Focus 40 Portfolio (the “Portfolios”), each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 26, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global (the “Strategies”). The Strategies commenced operations on August 3, 2010. The Strategies offer Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of July 31, 2011, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Advisor Class, Class R, Class K and Class I shares of AllianceBernstein Market Neutral Strategy – U.S. The Adviser was also the sole shareholder of Class C, Class R, Class K and Class I shares of AllianceBernstein Market Neutral Strategy – Global as of July 31, 2011. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	51

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued using the Adviser’s pricing models which utilize pricing-related information from external sources. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value

52	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of July 31, 2011:

Market Neutral Strategy – U.S.
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks*	$1,990,019		$ – 0	–	$	– 0	–	$1,990,019
Short-Term Investments	43,236		– 0	–		– 0	–	43,236
Liabilities:
Common Stocks	(1,850,972)		– 0	–		– 0	–	(1,850,972)

Total Investments in Securities	182,283		– 0	–		– 0	–	182,283
Other Financial Instruments**:
Assets:
Total Return Swap Contracts	– 0	–	5,714			– 0	–	5,714
Variance Swap Contracts	– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Total Return Swap Contracts	– 0	–	(3,667)			– 0	–	(3,667)
Variance Swap Contracts	– 0	–	– 0	–		– 0	–	– 0	–

Total	$182,283		$2,047		$	– 0	–	$184,330

Market Neutral Strategy – Global
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks
Industrials	$97,588		$340,537		$	– 0	–	$438,125
Financials	101,654		250,779			– 0	–	352,433
Consumer Discretionary	94,482		239,868			– 0	–	334,350
Energy	90,828		91,786			– 0	–	182,614
Materials	58,062		114,552			– 0	–	172,614
Information Technology	82,184		79,956			– 0	–	162,140

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	53

Notes to Financial Statements

Market Neutral Strategy – Global
Investments in Securities:	Level 1		Level 2		Level 3			Total
Health Care	$59,381		$89,790			$–0	–	$149,171
Consumer Staples	50,444		90,589			– 0	–	141,033
Telecommunication Services	17,040		46,810			– 0	–	63,850
Utilities	27,980		27,354			– 0	–	55,334
Investment Companies	– 0	–	9,480			– 0	–	9,480
Short-Term Investments	433,138		– 0	–		– 0	–	433,138
Liabilities:
Common Stocks
Industrials	(91,404)		(332,098)			– 0	–	(423,502)
Consumer Discretionary	(93,763)		(217,873)			– 0	–	(311,636)
Financials	(74,870)		(125,075)			– 0	–	(199,945)
Materials	(50,399)		(110,472)			– 0	–	(160,871)
Consumer Staples	(47,677)		(83,831)			– 0	–	(131,508)
Health Care	(35,244)		(79,904)			– 0	–	(115,148)
Information Technology	(47,558)		(62,873)			– 0	–	(110,431)
Energy	(43,204)		(24,316)			– 0	–	(67,520)
Utilities	(28,296)		(22,513)			– 0	–	(50,809)
Telecommunication Services	(14,683)		– 0	–		– 0	–	(14,683)
Investment Companies	– 0	–	(121,391)			– 0	–	(121,391)

Total Investments in Securities	585,683		201,155+			– 0	–	786,838
Other Financial Instruments*:
Assets:
Futures Contracts	2,048		– 0	–		– 0	–	2,048 #
Total Return Swap Contracts	– 0	–	2,263			– 0	–	2,263
Liabilities:
Futures Contracts	(286)		– 0	–		– 0	–	(286)#
Total Return Swap Contracts	– 0	–	(970)			– 0	–	(970)

Total	$587,445		$202,448		$	– 0	–	$789,893

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategy values its securities which may materially affect the value of securities trading in such markets. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Strategy’s investments are categorized as Level 2 investments.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

54	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to their net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	55

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $177,441 and $174,913 have been deferred for Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively, and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Strategy pays the Adviser an advisory fee at an annual rate of 1.25% of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Strategy	Class A	Class C	Advisor Class	Class R	Class K	Class I
U.S.	1.55%	2.25%	1.25%	1.75%	1.50%	1.25%
Global	1.60%	2.30%	1.30%	1.80%	1.55%	1.30%

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by each Strategy until August 3, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Strategy on or before July 31, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before July 31, 2012. For the period ended July 31, 2011, such reimbursement amounted to $469,523 and $505,447 for Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to each Strategy by the Adviser. For the period ended July 31, 2011, such fees amounted to $74,000 and $79,000 for Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively.

Each Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

56	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for each Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,259 for Market Neutral Strategy – U.S. and $10,256 for Market Neutral Strategy – Global for the period ended July 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, for each Strategy, for the period ended July 31, 2011 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A			Class C
U.S.	$10	$	– 0	–	$	– 0	–
Global	13		– 0	–		– 0	–

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the period ended July 31, 2011 is as follows:

Strategy	Market Value August 3, 2010(a) (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2011 (000)	Dividend Income (000)
U.S.	$	– 0 –	$3,441	$3,398	$43	$	– 0 –	*
Global		– 0 –	4,113	3,680	433		– 0 –	*

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended July 31, 2011 amounted to $4,405 and $8,340 for the Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively, of which $85 and $0; and $48 and $57; were paid by the Market Neutral Strategy – U.S. and Market Neutral Strategy – Global, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	57

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategies’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy as follows:

Strategy	Class C	Class R	Class K
U.S.	$660	$697	$721
Global	582	700	724

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended July 31, 2011, were as follows:

Strategy	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
U.S.	$4,723,665	$3,033,965	$4,318,218	$2,779,918
Global	5,551,335	3,848,822	5,033,643	3,577,579

During the period ended July 31, 2011, there were no purchases or sales of U.S. Government Securities.

58	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized
Strategy	Cost of Investments	Appreciation on Investments	Depreciation on Investments	Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short	Net Unrealized Appreciation
U.S.	$1,946,371	$163,198	$(76,314)	$86,884	$(4,436)(a)	$82,448
Global	2,344,391	202,040	(52,149)	149,891	(27,964)(b)	121,927

(a)	Gross unrealized appreciation was $81,899 and gross unrealized depreciation was $(86,335), resulting in net unrealized depreciation of $(4,436).

(b)	Gross unrealized appreciation was $68,919 and gross unrealized depreciation was $(96,883), resulting in net unrealized depreciation of $(27,964).

1. Derivative Financial Instruments

The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategies may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	59

Notes to Financial Statements

daily payment system (i.e., margin requirements). When the contract is closed, the Strategies records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended July 31, 2011, AllianceBernstein Market Neutral Strategy – Global held futures contracts for hedging and non-hedging purposes. AllianceBernstein Market Neutral Strategy – U.S. did not hold futures contracts.

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Strategy may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of

60	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the period ended July 31, 2011, AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global held purchased options for hedging and non-hedging purposes.

During the period ended July 31, 2011, AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global held written options for hedging and non-hedging purposes.

For the period ended July 31, 2011, the Strategies had the following transactions in written options:

Market Neutral Strategy – U.S.	Number of Contracts		Premiums Received
Options written outstanding as of 8/03/10(a)	– 0	–	$	– 0	–
Options written	553			26,410
Options expired	(453)			(20,973)
Options bought back	(34)			(1,753)
Options exercised	(66)			(3,684)

Options written outstanding as of 7/31/11	– 0	–	$	– 0	–

Market Neutral Strategy – Global	Number of Contracts		Premiums Received
Options written outstanding as of 8/03/10(a)	– 0	–	$	– 0	–
Options written	376			10,808
Options expired	(263)			(7,747)
Options bought back	(100)			(2,396)
Options exercised	(13)			(665)

Options written outstanding as of 7/31/11	– 0	–	$	– 0	–

(a)	Commencement of operations.

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	61

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Strategy may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the period ended July 31, 2011, AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Strategy may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

62	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

During the period ended July 31, 2011, AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global held variance swaps for hedging and non-hedging purposes.

Documentation governing the Strategies’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of July 31, 2011, the Market Neutral Strategy – U.S. and Market Neutral Strategy – Global had total return swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $3,667 and $970 at July 31, 2011, respectively.

At July 31, 2011, the Strategies had entered into the following derivatives:

Market Neutral Strategy – U.S.	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swap contracts	$5,714	Unrealized depreciation on total return swap contracts	$3,667

Total		$5,714		$3,667

The effect of derivative instruments on the statement of operations for the period ended July 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions	$1,509	$	– 0	–

Equity contracts	Net realized gain (loss) on options written	20,893		– 0	–

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	10,546		2,047

Total		$32,948		$2,047

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	63

Notes to Financial Statements

For one month of the period, the average monthly cost of purchased options contracts was $3,721. For six months of the period, the average monthly notional amount of total return swap contracts was $292,735.

Market Neutral Strategy – Global	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swap contracts	$2,263		Unrealized depreciation on total return swap contracts	$970

Equity contracts	Receivable/Payable for variation margin on futures contracts	1,762	*

Total		$4,025			$970

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended July 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions	$1,509	$	– 0	–

Equity contracts	Net realized gain (loss) on options written	7,288		– 0	–

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	4,036		1,762

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	13,039		1,293

Total		$25,872		$3,055

64	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

For one month of the period, the average monthly cost of purchased options contracts was $3,721. For ten months of the period, the average monthly original value of futures contracts was $287,808. For six months of the period, the average monthly notional amount of total return swap contracts was $202,473.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Strategies may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace the borrowed securities at their market price at the time of settlement. The Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

With respect to share classes currently offered, the Company has allocated 18,000,000,000 of authorized shares to the Market Neutral – U.S. Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares and 18,000,000,000 of authorized shares to the Market Neutral – Global Strategy of which 3,000,000,000 is allocated to

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	65

Notes to Financial Statements

each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	August 3, 2010(a) to July 31, 2011	August 3, 2010(a) to July 31, 2011

Market Neutral Strategy – U.S.
Class A
Shares sold	5,911	$58,189

Shares redeemed	(859)	(8,396)

Net increase	5,052	$49,793

Class C
Shares sold	2,210	$21,939

Shares redeemed	(3)	(25)

Net increase	2,207	$21,914

Advisor Class
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class R
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class K
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class I
Shares sold	195,000	$1,950,002

Net increase	195,000	$1,950,002

(a)	Commencement of operations.

	Shares	Amount
	August 3, 2010(a) to July 31, 2011	August 3, 2010(a) to July 31, 2011

Market Neutral Strategy – Global
Class A
Shares sold	14,920	$150,981

Net increase	14,920	$150,981

Class C
Shares sold	10,554	$107,743

Shares redeemed	(9,554)	(96,786)

Net increase	1,000	$10,957

66	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

	Shares	Amount
	August 3, 2010(a) to July 31, 2011	August 3, 2010(a) to July 31, 2011

Advisor Class
Shares sold	12,049	$123,996

Shares redeemed	(2,603)	(26,810)

Net increase	9,446	$97,186

Class R
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class K
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class I
Shares sold	195,000	$1,950,002

Net increase	195,000	$1,950,002

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Strategies

Foreign Securities Risk – Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk – This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategy. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk – The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	67

Notes to Financial Statements

Short Sales Risk and Leverage Risk – The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy.) In contrast, the risk of loss from a long position is limited to the Strategy’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Strategy’s NAV or greater losses for the Strategy.

Indemnification Risk – In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies were included as a part of the Facility on July 14, 2011.

NOTE H

Components of Accumulated Earnings (Deficit)

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Market Neutral Strategy – U.S.
Accumulated capital and other losses	$(47,394	)(a)
Unrealized appreciation/(depreciation)	82,445	(b)

Total accumulated earnings/(deficit)	$35,051	(c)

(a)

On July 31, 2011, the Strategy had a net capital loss carryforward of $47,394 which expires in the year 2019. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

68	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

During the current fiscal period, permanent differences primarily due to a net operating loss, the tax treatment of swap income and nondeductible offering costs resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

	Market Neutral Strategy – Global
Undistributed capital gain	$45
Unrealized appreciation/(depreciation)	119,574	(a)

Total accumulated earnings/(deficit)	$119,619	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of Passive Foreign Investment Companies (PFICs), and the tax treatment of derivatives.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to unsettled short sales and the amortization of offering costs.

During the current fiscal period, permanent differences primarily due to a net operating loss, the tax treatment of swap income, foreign currency reclassifications, the tax treatment of Passive Foreign Investment Companies (PFICs) and nondeductible offering costs resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	69

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class A
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.17

Net increase in net asset value from operations	.07

Net asset value, end of period	$ 10.07

Total Return
Total investment return based on net asset value(d)	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.87%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.55%
Expenses, before waivers/reimbursements(e)(f)	59.34%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	58.02%
Net investment loss(c)(e)(f)	(1.12)%
Portfolio turnover rate (excluding securities sold short)	172%
Portfolio turnover rate (including securities sold short)	216%

See footnote summary on page 81.

70	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class C
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	.17

Net increase in net asset value from operations	.01

Net asset value, end of period	$ 10.01

Total Return
Total investment return based on net asset value(d)	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	3.62%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	2.25%
Expenses, before waivers/reimbursements(e)(f)	57.90%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	56.53%
Net investment loss(c)(e)(f)	(1.71)%
Portfolio turnover rate (excluding securities sold short)	172%
Portfolio turnover rate (including securities sold short)	216%

See footnote summary on page 81.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Advisor Class
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.17

Net increase in net asset value from operations	.10

Net asset value, end of period	$ 10.10

Total Return
Total investment return based on net asset value(d)	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.60%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.25%
Expenses, before waivers/reimbursements(e)(f)	56.90%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	55.54%
Net investment loss(c)(e)(f)	(.74)%
Portfolio turnover rate (excluding securities sold short)	172%
Portfolio turnover rate (including securities sold short)	216%

See footnote summary on page 81.

72	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class R
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	.17

Net increase in net asset value from operations	.05

Net asset value, end of period	$ 10.05

Total Return
Total investment return based on net asset value(d)	.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	3.10%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.75%
Expenses, before waivers/reimbursements(e)(f)	29.74%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	28.39%
Net investment loss(c)(e)(f)	(1.24)%
Portfolio turnover rate (excluding securities sold short)	172%
Portfolio turnover rate (including securities sold short)	216%

See footnote summary on page 81.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class K
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.18

Net increase in net asset value from operations	.08

Net asset value, end of period	$ 10.08

Total Return
Total investment return based on net asset value(d)	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.85%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.50%
Expenses, before waivers/reimbursements(e)(f)	29.47%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	28.11%
Net investment loss(c)(e)(f)	(.99)%
Portfolio turnover rate (excluding securities sold short)	172%
Portfolio turnover rate (including securities sold short)	216%

See footnote summary on page 81.

74	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class I
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.17

Net increase in net asset value from operations	.10

Net asset value, end of period	$ 10.10

Total Return
Total investment return based on net asset value(d)	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	2.60%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.25%
Expenses, before waivers/reimbursements(e)(f)	29.19%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	27.84%
Net investment loss(c)(e)(f)	(.74)%
Portfolio turnover rate (excluding securities sold short)	172%
Portfolio turnover rate (including securities sold short)	216%

See footnote summary on page 81.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – Global
Class A
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	.63

Net increase in net asset value from operations	.47

Net asset value, end of period	$ 10.47

Total Return
Total investment return based on net asset value(d)	4.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	4.52%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.60%
Expenses, before waivers/reimbursements(e)(f)	42.88%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	39.96%
Net investment loss(c)(e)(f)	(1.76)%
Portfolio turnover rate (excluding securities sold short)	189%
Portfolio turnover rate (including securities sold short)	240%

See footnote summary on page 81.

76	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – Global
Class C
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.34)
Net realized and unrealized gain on investment and foreign currency transactions	.73

Net increase in net asset value from operations	.39

Net asset value, end of period	$ 10.39

Total Return
Total investment return based on net asset value(d)	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	5.45%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	2.30%
Expenses, before waivers/reimbursements(e)(f)	43.85%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	40.70%
Net investment loss(c)(e)(f)	(3.49)%
Portfolio turnover rate (excluding securities sold short)	189%
Portfolio turnover rate (including securities sold short)	240%

See footnote summary on page 81.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – Global
Advisor Class
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.13)
Net realized and unrealized gain on investment and foreign currency transactions	.63

Net increase in net asset value from operations	.50

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	4.18%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.30%
Expenses, before waivers/reimbursements(e)(f)	41.00%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	38.12%
Net investment loss(c)(e)(f)	(1.40)%
Portfolio turnover rate (excluding securities sold short)	189%
Portfolio turnover rate (including securities sold short)	240%

See footnote summary on page 81.

78	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class R
	August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.20)
Net realized and unrealized gain on investment and foreign currency transactions	.65

Net increase in net asset value from operations	.45

Net asset value, end of period	$ 10.45

Total Return
Total investment return based on net asset value(d)	4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	4.63%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.80%
Expenses, before waivers/reimbursements(e)(f)	31.18%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	28.36%
Net investment loss(c)(e)(f)	(2.02	) %
Portfolio turnover rate (excluding securities sold short)	189%
Portfolio turnover rate (including securities sold short)	240%

See footnote summary on page 81.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – Global
Class K
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.18)
Net realized and unrealized gain on investment and foreign currency transactions	.66

Net increase in net asset value from operations	.48

Net asset value, end of period	$ 10.48

Total Return
Total investment return based on net asset value(d)	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	4.38%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.55%
Expenses, before waivers/reimbursements(e)(f)	30.92%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	28.09%
Net investment loss(c)(e)(f)	(1.77)%
Portfolio turnover rate (excluding securities sold short)	189%
Portfolio turnover rate (including securities sold short)	240%

See footnote summary on page 81.

80	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – Global
Class I
August 3, 2010(a) to July 31, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.15)
Net realized and unrealized gain on investment and foreign currency transactions	.65

Net increase in net asset value from operations	.50

Net asset value, end of period	$ 10.50

Total Return
Total investment return based on net asset value(d)	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	4.13%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(e)(f)	1.30%
Expenses, before waivers/reimbursements(e)(f)	30.66%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(e)(f)	27.83%
Net investment loss(c)(e)(f)	(1.52)%
Portfolio turnover rate (excluding securities sold short)	189%
Portfolio turnover rate (including securities sold short)	240%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	81

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global

We have audited the accompanying statements of assets and liabilities of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global (two of the portfolios constituting AllianceBernstein Cap Fund, Inc.) (the “Funds”), including the portfolios of investments, as of July 31, 2011, and the related statements of operations, statements of changes in net assets, and the financial highlights for the period August 3, 2010 (commencement of operations) through July 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global of AllianceBernstein Cap Fund, Inc. at July 31, 2011, and the results of their operations, the changes in their net assets and the financial highlights for the period August 3, 2010 (commencement of operations) through July 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2011

82	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Strategies during the taxable period ended July 31, 2011.

For the taxable period ended June 30, 2011, Market Neutral Strategy - Global designates $45 as capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	83

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Yun Chen(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategies’ portfolios are made by the Adviser’s Market Neutral Investment Team. Mr. Yun Chen and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Strategies’ portfolios.

84	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	85

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 79 (2010) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 69 (2010)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

86	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2010)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	87

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

88	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	89

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST 5 YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2010)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	100	None

90	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	91

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Yun Chen 34	Vice President	Vice President of the Adviser,** since 2008. Prior thereto he was at Goldman Sachs Asset Management, with which he had been associated since prior to 2006.

Vadim Zlotnikov 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

92	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Market Neutral Strategies-U.S. (“U.S. Market Neutral Portfolio”) and Market Neutral Strategies—Global (“Global Market Neutral Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).2

The investment objective of both U.S. Market Neutral Portfolio and Global Market Neutral Portfolio is long-term growth of capital, independent of stock market direction. Both Portfolios intend to pursue the same investment strategies and philosophy, the difference between them being that U.S. Market Neutral Portfolio will focus on domestic issuers; Global Market Neutral Portfolio will invest worldwide. Both Portfolios will take both long and short positions in common stock and other equity related securities. Both Portfolios will also be able to invest in derivatives and buy and short shares issued by exchange traded funds (“ETFs”). In the simplest terms, the Portfolios will buy securities that the Adviser believes are undervalued and sell short securities that the Adviser believes are overvalued. To remain market neutral, the Portfolios expect to maintain roughly equal long and short positions within sleeves and geographic location, translated into U.S. dollar terms for Global Market Neutral Portfolio. Over a full business cycle, the Adviser expects that the Portfolio will experience a volatility similar to that of longer duration bonds (roughly 7-9%), rather than equities (15-17%). The trade-off is the Portfolio will not target equity-like returns, but rather will seek to provide a return premium over short-term fixed income investments. The Adviser views funds of this type as “satellite” or “alternative” offerings, designed to complement rather than replace an investor’s core holdings.

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed

1	It should be noted that the Senior Officer’s fee evaluation was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Portfolios do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	93

to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
U.S. Market Neutral Portfolio	1.25% of Average Daily Net Assets
Global Market Neutral Portfolio	1.25% of Average Daily Net Assets

As shown above, the advisory fee schedules of the Portfolios have no breakpoints unlike the Specialty Category, in which the Portfolios would have been categorized had the Adviser proposed to implement the NYAG related fee schedule.3,4

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

3	The NYAG related fee schedule, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. The advisory fee schedule for the Specialty Category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

4	The Adviser believes that the complexity involved in managing equity market neutral strategies warrants a higher fee than is typically charged to traditional long-only equity funds. The Adviser also proposed that the Directors address the lack of breakpoints in the Portfolios’ proposed advisory fee schedule in the future once the Portfolios have been in operation for some time.

94	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

The Adviser proposed to set expense caps, set forth below, for its initial period ending July 31, 2011. The Expense Limitation Undertaking will terminate three years after the Portfolios commence operations. During the period between the initial period and the termination of the agreement, the Adviser may be able to recoup all or a portion of the each Portfolio’s offering expenses,5 which will be paid initially by the Adviser. If at any time, after the expiration of the initial period, a Portfolio’s expenses fall below the expense cap, the Adviser will be able to recoup offering costs previously paid by it to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement, three years following the commencement of operations. Either the Adviser or a Portfolio may terminate the agreement on sixty days’ notice. The Adviser is to be reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolios.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[6]		Fiscal Year End
U.S. Market Neutral Portfolio	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	1.85 2.15 2.85 2.35 2.10 1.85	% % % % % %	July 31

Global Market Neutral Portfolio	Advisor Class A Class C Class R Class K Class I	1.30 1.60 2.30 1.80 1.55 1.30	% % % % % %	2.42 2.22 2.92 2.42 2.17 1.92	% % % % % %	July 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolios that is not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes – Oxley Act of 2002, and coordinating with and monitoring the Portfolios’

5	Offering expenses consist principally of the legal, accounting and federal and state securities registration fees paid by the Portfolios, and are expected to aggregate approximately $175,000 for each Portfolio.

6	Estimates of the Portfolios’ gross expense ratio are based on each Portfolio’s net asset level of $100 million.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	95

third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses will be reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.7 However, with respect to the Portfolios, the Adviser has represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment style as the Portfolios.

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

7	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

96	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the Portfolios’ ranking with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”)9 at the approximate current asset level of the subject Portfolios.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.11 An EG will typically consist of seven to twenty funds.12

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Funds contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Funds, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Funds had the lowest effective fee rate in the Lipper peer group.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12

Due to the limited size of the equity market neutral universe, at the request of the Senior Officer and the Adviser, Lipper permitted the inclusion into those Portfolios’ EG a fund with an all-inclusive fee structure[12] and a fund managed by the investment adviser of another fund already in the EG but with a different advisory fee structure. Under normal circumstances, with respect to the construction of an EG, Lipper would exclude funds with an all-inclusive fee structure or a second fund managed by the same investment adviser of another fund already in the EG.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	97

Portfolio	Contractual Management Fee (%)[13]	Lipper Expense Group Median (%)	Rank
U.S. Market Neutral Portfolio[14]	1.250	1.344	2/7
Global Market Neutral Portfolio[14]	1.250	1.344	2/7

Lipper also compared the Portfolios’ total expense ratios in comparison to the Funds’ EG and Lipper Expense Universe (“EU”). The EU 15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolios.

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Market Neutral Portfolio[14]	1.550	1.653	2/8	1.575	6/12
Global Market Neutral Portfolio[14]	1.600	1.653	3/8	1.575	7/12

Based on this analysis the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios has not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Portfolios.

13	The contractual management fee does not reflect any expense reimbursements made by any of the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

14	The Portfolio’s estimated contractual management fee and total expense ratio are based on an initial net asset estimate of the Portfolio’s net assets at $100 million.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Portfolios’ Class A shares.

98	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates will have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Portfolios’ principal underwriter. ABI and the Adviser will disclose in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).17

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolios may effect brokerage transactions in the future through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	99

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUNDS.

With assets under management of $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services to the Funds.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

100	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Since the Portfolios have not yet commenced operations, the Portfolios have no performance history.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedules of the Portfolios, which lack potential for sharing economies of scale through breakpoints. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	101

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

102	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	103

NOTES

104	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

NOTES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	105

NOTES

106	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

NOTES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	107

NOTES

108	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MNS-0151-0711

ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit-Related Fees
		Audit Fees		Tax Fees
AB Small Cap Growth	2010	$29,000	$—	$15,605
	2011	$29,000	$—	$11,773
AB Market Neutral Strategy - US	2010	$—	$—	$—
	2011	$22,875	$—	$—
AB Market Neutral Strategy - Global	2010	$—	$—	$—
	2011	$22,875	$—	$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth	2010	$608,552	$143,320
			$(127,715)
			$(15,605)

	2011	$889,509	$11,773
			$—
			$(11,773)

AB Market Neutral Strategy - US	2010	$—	$—
			$—
			$—

	2011	$877,736	$—
			$—
			$—

AB Market Neutral Strategy - Global	2010	$—	$—
			$—
			$—

	2011	$877,736	$—
			$—
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 23, 2011